                                  SCHEDULE 14A

                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant    /x/
Filed by a party other than the Registrant

Check the appropriate box:

/x/ Preliminary Proxy Statement     / / Confidential, For Use of the Commission
                                        Only  (as permitted by Rule 14a-6(e)(2))

/ / Definitive Proxy Statement

/ / Definitive Additional Materials

/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                              STOCKER & YALE, INC.
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
        /x/   No fee required.

       / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
      (1)     Title of each class of securities to which transaction applies:

      (2)     Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)     Proposed maximum aggregate value of transaction:

      (5)     Total fee paid:

      / /     Fee paid previously with preliminary materials:

     / /      Check box if any part of the fee if offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number of the Form or Schedule and the date of its filing.

     (1)     Amount Previously paid:

     (2)     Form, Schedule or Registration Statement No.:

     (3)     Filing Party:

     (4)     Date Filed:

                              STOCKER & YALE, INC.
                               32 HAMPSHIRE ROAD
                           SALEM, NEW HAMPSHIRE 03079
     NOTICE OF SPECIAL MEETING IN LIEU OF AN ANNUAL MEETING OF STOCKHOLDERS

    The Special Meeting in lieu of an Annual Meeting of Stockholders (the "Meeting") of Stocker & Yale, Inc. (the "Company"), a Massachusetts corporation, will be held at the Company's headquarters, 32 Hampshire Road, Salem, New Hampshire 03079, on Tuesday, May 30, 2000 at 10:00 a.m., local time, for the following purposes:

    1. to elect seven directors to serve until the next annual meeting and until their successors are duly elected and qualified;

    2. to amend the Company's Amended and Restated Articles of Organization to change the name of the corporation to "StockerYale, Inc.";

    3. to amend the Company's Amended and Restated Articles of Organization to increase the number of shares of common stock, par value $.001 per share, authorized for issuance by the Company from 10,000,000 shares of Common Stock to 20,000,000 shares of Common Stock;

    4.  to approve the Company's 2000 Employee Stock Purchase Plan;

    5.  to approve the Company's 2000 Stock Option and Incentive Plan;

    6. to appoint Arthur Andersen LLP as the Company's independent public accountants; and

    7. to transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

    Accompanying this notice of meeting is a proxy statement and a form of proxy, together with the 1999 Annual Report of the Company incorporating the report of the Chairman of the Board of Directors and the audited consolidated financial statements for the year ended December 31, 1999.

    Stockholders of record at the close of business on April 12, 2000 are entitled to notice of, and to vote at the Meeting and any adjournments or postponements thereof.

    WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE ASKED TO COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED FORM OF PROXY. A PROXY MAY NOT BE EFFECTIVE UNLESS IT IS RECEIVED AT THE OFFICE OF THE COMPANY'S TRANSFER AGENT AND REGISTRAR, BANK OF BOSTON PROXY SERVICES, P.O. BOX 9381, BOSTON, N11A 02205 NOT LESS THAN 48 HOURS BEFORE THE TIME FIXED FOR THE MEETING.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          Gary B. Godin, Clerk

April 26, 2000

                              STOCKER & YALE, INC.
                                PROXY STATEMENT
                              AS OF APRIL 26, 2000
                            SOLICITATION OF PROXIES

    THIS PROXY STATEMENT (THE "PROXY STATEMENT") IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE MANAGEMENT OF STOCKER & YALE, INC. (THE "COMPANY"), A MASSACHUSETTS CORPORATION, FOR USE AT THE SPECIAL MEETING IN LIEU OF AN ANNUAL MEETING OF STOCKHOLDERS (THE "MEETING") OF THE COMPANY TO BE HELD AT 10:00 A.M., LOCAL TIME, ON TUESDAY, MAY 30, 2000, AT THE COMPANY'S HEADQUARTERS LOCATED AT 32 HAMPSHIRE ROAD, SALEM, NEW HAMPSHIRE, FOR THE PURPOSES SET FORTH IN THE NOTICE OF SPECIAL MEETING IN LIEU OF AN ANNUAL MEETING OF STOCKHOLDERS. THE PROXY STATEMENT AND FORM OF PROXY ARE FIRST BEING SENT TO STOCKHOLDERS ON OR ABOUT APRIL 16, 2000.

                          APPOINTMENT OF PROXYHOLDERS

    The persons named in the accompanying form of proxy are designated as proxyholders by management of the Company.

    TO BE VALID, THE COMPLETED, SIGNED, AND DATED FORM OF PROXY SHOULD BE RECEIVED AT THE OFFICE OF THE COMPANY'S TRANSFER AGENT AND REGISTRAR, BANK OF BOSTON PROXY SERVICES, P.O. BOX 9381, BOSTON, MASSACHUSETTS 02205 NOT LESS THAN 48 HOURS BEFORE THE TIME FIXED FOR THE MEETING.

    WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, HOLDERS OF COMMON STOCK ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ACCOMPANYING PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                               VOTING AND PROXIES

    The shares of the Company's common stock, par value $.001 per share (the "Common Stock") represented by a properly executed and deposited proxy will be voted on any matter to come before the Meeting or any adjournments or postponements thereof that may be called for or required by law and, if the stockholder specifies a choice with respect to any matter to be acted upon, such shares of Common Stock will be voted accordingly at the Meeting or any adjournments or postponements thereof. If a choice with respect to such matters is not clearly specified, the persons designated by management in the form of proxy will vote the shares represented by the proxy (i) "FOR" the election to the Board of Directors of the nominees, (ii) "FOR" the amendment of the Company's Amended and Restated Articles of Organization to change the name of the Company to "StockerYale, Inc."; (iii) "FOR" the amendment to the Company's Amended and Restated Articles of Organization to increase the number of authorized shares from 10,000,000 shares of Common Stock to 20,000,000 shares of Common Stock; (iv) "FOR" the approval of the Company's 2000 Employee Stock Purchase Plan; (v) "FOR" the approval of the Company's 2000 Stock Option and Incentive Plan; (vi) "FOR" the appointment of Arthur Andersen LLP as the Company's independent public accountants, and (vii) in the discretion of the persons named as proxies, upon such other matters as may properly come before the Meeting or any adjournment or postponement thereof.

    THE PROXY CONFERS DISCRETIONARY AUTHORITY UPON THE NAMED PROXYHOLDER WITH RESPECT TO AMENDMENTS TO OR VARIATIONS IN MATTERS IDENTIFIED IN THE ACCOMPANYING NOTICE OF MEETING AND OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING. As of the date of this Proxy Statement, management is not aware of any amendment, variations or other matter. If such should occur, the persons designated by management will vote thereon in accordance with their best judgment, exercising discretionary authority.

    The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of Common Stock issued and outstanding and entitled to vote is necessary to constitute a quorum for the transaction of business at the Meeting. Abstentions, votes withheld from Director nominees and "broker non-votes" (i.e., shares represented at the Meeting which are held by a broker or other nominee as to which (i) voting instructions have not been received from the beneficial owners or persons entitled to vote such shares and (ii) the broker does not have discretionary authority to vote such shares) shall be treated as shares that are present and entitled to vote for purposes of determining whether a quorum is present. With respect to the election of Directors, the By-Laws of the Company provide that such election shall be determined by a plurality of the votes cast by the stockholders. Therefore, abstentions and broker non-votes will have no effect on the outcome of the election of Directors.

    With respect to the proposals to amend the Company's Amended and Restated Articles of Organization to (i) change the corporate name and (ii) to increase the authorized number of shares, Section 70 of the Massachusetts Business Corporation Law provides that such matters shall be determined by a majority of the shares outstanding and entitled to vote thereon. Therefore, a failure to vote, a vote to abstain or a broker non-vote on either of these two proposals will have the same effect as a vote against such proposal.

    With respect to the proposals to (i) approve the Company's 2000 Employee Stock Purchase Plan and (ii) approve the Company's 2000 Stock Option and Incentive Plan, the By-Laws of the Company provide that such matters shall be determined by vote of the holders of a majority of the shares of stock voting on such matter. Therefore, abstentions and broker non-votes will have no effect on the outcome of the election of Directors.

                             REVOCATION OF PROXIES

    A stockholder who has given a proxy may revoke it as to any matter on which a vote has not already been cast pursuant to the authority conferred on the proxy, by delivering a later-dated proxy, by delivering to the Clerk of the Company a written revocation of such proxy, or by appearing and voting in person at the Meeting.

                                 ANNUAL REPORT

    All holders of record are being sent herewith a copy of the Company's 1999 Annual Report (the "Annual Report"), which contains audited financial statements of the Company for the fiscal year ended December 31, 1999. The Annual Report, however, is not part of the proxy soliciting material.

                           PRINCIPAL EXECUTIVE OFFICE

    The Company's principal executive office is located at 32 Hampshire Road, Salem, New Hampshire 03079, and its telephone number is (603) 893-8778.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

    The voting securities of the Company consist of its Common Stock. As of April 12, 2000, there were 3,821,476 shares of Common Stock issued and outstanding, each share carrying the right to one vote. The Directors of the Company have fixed April 12, 2000 as the record date (the "Record Date") for determining stockholders entitled to receive notice of, to attend and to vote at the Meeting or any adjournment or postponement thereof. Transferees of Common Stock after the Record Date will not be entitled to notice of, or to vote at, the Meeting.

          SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

    The following table sets forth, to the best knowledge of the Company, certain information regarding the beneficial ownership of the Company's Common Stock, as of March 15, 2000, by each person known to the Company to be the beneficial owner of more than 5% of any class of the voting stock of the Company, each Director of the Company, executive officers named in the Summary Compensation Table below (the "Named Executive Officers"), and all of the Company's Directors and executive officers as a group.

                                                            NUMBER OF SHARES OF
                                                               COMMON STOCK
NAME AND ADDRESS (1)                                        BENEFICIALLY OWNED    PERCENTAGE OF CLASS
--------------------                                        -------------------   -------------------
Mark W. Blodgett..........................................       1,748,554(2)            44.8%
Alain Beauregard..........................................         274,662(3)             6.5%
Trainer Wortham & Co......................................
  845 Third Avenue 6th Floor
  New York, NY 10022                                               213,654                5.4%
Luc Many..................................................          62,939(4)             1.6%
John Nelson...............................................          15,000                  *
Lawrence W. Blodgett......................................          12,273(5)               *
Steven E. Karol...........................................           5,000                  *
George Fryburg............................................           4,560                  *
Clifford L. Abbey.........................................           2,500                  *
Herbert Cordt.............................................           2,000                  *
Gary B. Godin.............................................              --                  *
Directors and Executive Officers as a Group (10
  persons)................................................       2,341,142               55.0%

------------------------

*   Less than one percent.

(1) Unless otherwise stated, the address for the named party is c/o Stocker & Yale, Inc., 32 Hampshire Road Salem, NH 03079.

(2) Includes 30,000 shares which may be acquired upon the exercise of stock options that are currently exercisable or that will be exercisable within 60 days of March 15, 2000. Total excludes 173,407 shares owned by the Blodgett 1989 Family Trust, of which Mark W. Blodgett is the Settlor.
    Mr. Blodgett disclaims beneficial ownership of the shares held by the Blodgett 1989 Family Trust.

(3) Includes 253,162 shares of stock of Lasiris Holdings, Inc. which are convertible into shares of Common Stock on a one-for-one basis.

(4) Includes 28,869 shares of stock of Lasiris Holdings, Inc. which are convertible into shares of Common Stock on a one-for-one basis.

(5) Includes 10,000 shares owned indirectly through the Lawrence W. Blodgett Trust, of which Lawrence W. Blodgett is a Trustee, and 2,273 shares, which may be acquired upon the exercise of stock options that are currently exercisable or that will be exercisable within 60 days of March 15, 2000.

                            MATTERS TO BE ACTED UPON

ITEM 1--ELECTION OF DIRECTORS

    Management proposes the persons named in the following table for election as Directors of the Company. Each Director elected will hold office until the next annual meeting of stockholders and until his successor, if any, is elected and qualified, unless he resigns or becomes disqualified to act as a Director. Each nominee is currently a Director of the Company. The affirmative vote of a plurality of the shares present and voting in person or by proxy at the Meeting is necessary to elect these individuals as Directors. The Company believes that each of the nominees will stand for election and, if elected, will serve as a Director. However, if any nominee fails to stand for election, the proxies will be voted for the election of such other person(s) as the Board of Directors may nominate and recommend. The following information concerning the respective nominees has been confirmed by each of them as of March 15, 2000:

                   PROPOSED NOMINEE AND PRINCIPAL OCCUPATION

PROPOSED NOMINEE AND PRINCIPAL OCCUPATION                       AGE      DIRECTOR SINCE
-----------------------------------------                     --------   --------------
MARK W. BLODGETT............................................
  Chairman of the Board and Chief Executive Officer              43           1989
ALAIN BEAUREGARD............................................
  President                                                      39           1998
LAWRENCE W. BLODGETT........................................
  Consultant                                                     65           1998
CLIFFORD L. ABBEY...........................................
  Chief Executive Officer of San Francisco
  415 Corporation                                                54           1994
JOHN M. NELSON..............................................
  Chairman of The TJX Companies, Inc.                            68           1995
STEVEN E. KAROL.............................................
  President of HMK Enterprises, Inc.                             45           1997
DR. HERBERT CORDT...........................................
  Managing Director of Cordt & Partner                           53           2000

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE NOMINEES NAMED ABOVE.

    Unless otherwise specified in the enclosed proxy, the persons named in the enclosed proxy intend to vote the shares of Common Stock represented by each properly executed proxy "FOR" each of the nominees named above.

INFORMATION REGARDING DIRECTORS

    The principal occupation and business experience of each director is set forth below:

    MARK W. BLODGETT purchased a majority of the shares of the Common Stock of the Company in 1989 and since then he has maintained overall responsibility for daily operations and strategic planning. Prior to joining the Company in 1989, Mr. Blodgett worked for a private merchant bank (1988-1989); was a corporate vice president at Drexel Burnham Lambert, Inc. in New York (1980-1988); and was a merger and acquisition associate for European American Bank in New York (1979-1980). Mr. Blodgett is actively involved in the Young Presidents Organization. Mark W. Blodgett is the son of Lawrence W. Blodgett, a Director of the Company.

    ALAIN BEAUREGARD is President of the Company. Mr. Beauregard was President of the Company's Lasiris Division, a Canadian manufacturer of industrial lasers for the machine vision and industrial inspection industries, prior to becoming President of the Company on February 1, 2000. Mr. Beauregard co-founded Lasiris in 1985 and became its President in 1987. Mr. Beauregard has been a Director since 1998.

    LAWRENCE W. BLODGETT was the Vice President of Operations for The Andrew Jergens Company prior to becoming a consultant in improving processes and practices in factory performance, engineering solutions and systems implementation for North American & Western European companies. Before

Andrew Jergens Company, Mr. Blodgett served as a Vice President of Manufacturing for Chesebrough-Pond in their Greenwich, Connecticut facilities. Lawrence W. Blodgett is the father of Mark W. Blodgett. Mr. Blodgett has been a Director of the Company since 1998.

    CLIFFORD L. ABBEY is the Chief Executive Officer and principal shareholder of San Francisco 415 Corporation, a manufacturer and distributor of designer jeans. Mr. Abbey has an established reputation as a successful entrepreneur, having founded, operated and ultimately sold a number of small and middle-market businesses. Mr. Abbey has been a Director of the Company since 1994.

    JOHN M. NELSON is the Chairman of The TJX Companies, Inc., a retailer of off-price fashion goods. From 1991 to 1997, Mr. Nelson was Chairman of Wyman-Gordon, Inc., a manufacturer of forgings, investment castings and composite structures for the commercial transportation, commercial power and defense industries, and from 1991 through 1994, he also served as Wyman-Gordon Company's Chief Executive Officer. Prior to that time, Mr. Nelson served for many years in a series of executive positions with Norton Company, a diversified industrial products manufacturer, and was Norton Company's Chairman and Chief Executive Officer from 1988 to 1990, and its President and Chief Operating Officer from 1986 to 1988. Mr. Nelson is also a Director of Browne & Sharpe Manufacturing Company, Eaton Vance, Aquila Biopharmaceuticals, Inc., and Commerce Holdings, Inc. Mr. Nelson has been a Director of the Company since February 1995.

    STEVEN E. KAROL is President and CEO of HMK Enterprises, Inc., a diversified manufacturing group that includes a steel mini-mill/integrated mill. Mr. Karol received his Bachelor of Science degree at Tufts University, and he is a graduate of the President's Program on Leadership (PPL) at the Harvard University Graduate School of Business Administration. Mr. Karol has been a Director of the Company since 1997.

    DR. HERBERT CORDT is managing director of Cordt & Partner, International Business Consultants, based in Vienna, Austria. He also consults for major Austrian and international companies and represents Salomon Smith Barney in Austria. Dr. Cordt was formerly Vice-Governor of Osterreichische Postsparkasse (Postal Savings Bank) and a member of the managing board of Landerbank, now Bank Austria. Dr. Cordt holds a doctorate in law from the University of Vienna and a master's degree (MSFS) from Georgetown University where he majored in international economics. Dr. Cordt is also an alumnus of the Diplomatic Academy of Vienna and has served on numerous corporate boards in Europe. Dr. Cordt has been a Director of the Company since March 2000.

                     BOARD OF DIRECTORS AND ITS COMMITTEES

    BOARD OF DIRECTORS. The Company is managed by a seven member Board of Directors. The Board met in person or by telephone on six occasions and executed consent votes in lieu of a meeting three times during fiscal 1999. Each of the Directors attended at least 75% of the total number of meetings of the Board of Directors and of meetings of the committees of the Board of Directors of which he was a member that occurred during the time that such individual was a Director.

    AUDIT COMMITTEE. The Board has established an Audit Committee consisting of Steven Karol, Clifford L. Abbey and Dr. Herbert Cordt. The Audit Committee meets with the Company's independent auditors to review the adequacy of the Company's internal control systems and financial reporting procedures; review the general scope of the Company's annual audit and the fees charged by the independent auditors; review and monitor the performance of non-audit services by the Company's auditors; review the fairness of any proposed transaction between recommendations to full Board of Directors; and perform such other functions as may be required by any stock exchange or over-the-counter market upon which the Company's securities may be listed or quoted. The Audit Committee met once during fiscal 1999.

    COMPENSATION COMMITTEE. The Company's Board of Directors has established a Compensation Committee to determine the compensation of the Company's executive officers and to grant options and stock awards under the Company's stock option and incentive plans. The Compensation Committee, which consists of John M. Nelson and Clifford L. Abbey, met twice during fiscal 1999.

    The Board of Directors does not have a standing nominating committee or a committee performing such functions. The full Board of Directors performs the function of such a committee.

                           COMPENSATION OF DIRECTORS

    Under the 1996 Stock Option Plan, each Director who is not an officer or employee of the Company (an "Independent Director"), upon initial election to the Board of Directors will be granted an option to purchase 4,000 shares of the Company's Common Stock and will also receive an annual stock option grant to purchase 2,000 shares of Common Stock, beginning with the annual meeting following such Director's initial election to the Board. Unless earlier terminated, all options granted to Independent Directors under the 1996 Stock Option and Incentive Plan vest on the date that is two years after the grant of such options. The proposed 2000 Stock Option and Incentive Plan contains similar provisions providing that each Independent Director will receive an annual stock option grant to purchase 2,000 shares of Common Stock, beginning with the annual meeting following such Director's initial election to the Board.

                  EXECUTIVE OFFICERS AND SIGNIFICANT EMPLOYEES

    The names and ages of all current executive officers and significant employees of the Company and the principal occupation and business experience during the last five years are as set forth below.

NAME                                       AGE                            POSITION
----                                     --------   -----------------------------------------------------
Mark W. Blodgett(1)....................     43      Chief Executive Officer and Chairman of the Board of
                                                    Directors
Alain Beauregard(1)....................     39      President
Gary B. Godin..........................     43      Senior Vice President, Finance and Treasurer
George A. Fryburg......................     48      Senior Vice President--General Manager of Salem
                                                    Operations
Luc Many...............................     46      Senior Vice President and General Manager--Lasiris
                                                    Operations

------------------------

(1) For descriptions of business experience, please refer to "Information Regarding Directors" above.

    GARY B. GODIN was appointed Senior Vice President-Finance and Treasurer of the Company in February 1999 and is responsible for all aspects of financial management, including accounting and treasury functions, corporate compliance and human resources. Prior to joining the Company, Mr. Godin was employed by Data Translation, Inc., as a Vice President and Chief Financial Officer from September 1996 to February 1999, as Corporate Controller from 1992 to 1996 and as Corporate Accounting Manager from 1987 to 1992.

    GEORGE A. FRYBURG is Senior Vice President and General Manager of Salem Operations, responsible for plant operations including manufacturing, procurement, fulfillment, and distribution. Mr. Fryburg has twenty years of manufacturing experience. He previously held plant manager and operations manager positions with Norton Company (1986-1997) and engineering and manufacturing management positions with GTE Sylvania (1977-1986). Mr. Fryburg joined the Company in May of 1997.

    LUC MANY is Senior Vice President and General Manager of Lasiris Operations; he is responsible for financial and administrative aspects of Lasiris, including marketing and sales administration. Mr. Many co-founded Lasiris in 1985 and became Vice President and General Manager in 1987. Mr. Many joined the Company in May 1998 as a result of the Lasiris acquisition.

COMPENSATION OF NAMED EXECUTIVE OFFICERS AND DIRECTORS

SUMMARY COMPENSATION INFORMATION

    The table below sets forth summary compensation information for the last three completed fiscal years ended December 31, 1999, 1998 and 1997, with respect to the Chief Executive Officer and the other four most highly compensated executive officers.

                                ANNUAL COMPENSATION                 LONG-TERM COMPENSATION
                          -------------------------------   --------------------------------------
                                                               OTHER       RESTRICTED   SECURITIES         ALL
                                                               ANNUAL        STOCK      UNDERLYING        OTHER
NAME AND POSITION           YEAR     SALARY(L)    BONUS     COMPENSATION     AWARDS      OPTIONS       COMPENSATION
-----------------         --------   ---------   --------   ------------   ----------   ----------     ------------
Mark W. Blodgett........    1999     $201,073         --            --          --        160,000(2)     $  1,350(7)
Chairman and Chief          1998     $276,790         --            --          --         35,000        $108,992
Executive Officer           1997     $297,862         --            --          --         20,000              --

Alain Beauregard(3).....    1999     $103,860    $15,390            --          --         18,000              --
President and Director      1998     $ 69,719    $11,725            --          --             --              --
                            1997           --         --            --          --             --              --

Gary B. Godin(4)........    1999     $110,577    $12,500            --          --         40,000        $    613(7)
Senior Vice President--     1998           --         --            --          --             --              --
Finance and Treasurer       1997           --         --            --          --             --

George A. Fryburg(5)....    1999     $108,627    $   500            --          --        $20,400(5)     $  1,853(7)
Senior Vice President       1998     $108,625         --            --          --         16,000        $    479
and General                 1997     $ 61,558         --            --          --          5,000              --
Manager--Salem

Luc Many(6).............    1999     $103,860    $15,390            --          --         14,000        $     --
Vice President and          1998       69,719     11,725            --          --             --        $     --
General Manager--Lasiris    1997     $     --         --            --          --             --              --

------------------------

(1) Salary includes amounts, if any, deferred pursuant to the Company's 401(k) Plan.

(2) On December 11, 1999, the Company terminated options granting Mr. Blodgett the right to purchase (i) 42,534 shares of the Company's Common Stock, originally granted on May 11, 1994 at an exercise price of $7.25 per share,
    (ii) 20,000 shares of the Company's Common Stock, originally granted on April 1, 1996 at an exercise price of $6.00 per share, (iii) 20,000 shares of the Company's Common Stock, originally granted on April 1, 1997 at an exercise price of $5.38 per share and (iv) 35,000 shares of the Company's Common Stock, originally granted on May 5, 1998 at an exercise price of $3.56 per share.

(3) Alain Beauregard became an employee of the Company on May 14, 1998.

(4) Mr. Godin became an employee of the Company on February 8, 1999.

(5) George A. Fryburg became an employee of the Company on May 19, 1997.

(6) On December 11, 1999, the Company terminated options granting Mr. Fryburg the right to purchase (i) 5,000 shares of the Company's Common Stock, originally granted on May 19, 1997 at an exercise price of $5.25 per share and (ii) 8,000 shares of the Company's Common Stock, originally granted on May 5, 1998 at an exercise price of $3.56 per share.

(6) Luc Many became an employee of the Company on May 14, 1998.

(7) Amounts reported represent Company contributions to a defined contribution plan.

OPTION GRANTS IN LAST FISCAL YEAR

    The table below sets forth grants of options to purchase shares of Common Stock pursuant to the 1996 Stock Option and Incentive Plan made during the last completed fiscal year to the Named Executive Officers:

                                                                      PERCENT OF
                                                                     TOTAL OPTIONS
                                              NUMBER OF SECURITIES    GRANTED TO     EXERCISE   EXPIRATION
NAME                                           UNDERLYING OPTIONS      EMPLOYEES      PRICE        DATE
----                                          --------------------   -------------   --------   ----------
Mark W. Blodgett(1).........................         30,000              11.9%        $1.375     1/1/2009
                                                     35,000              13.9%        $1.625     4/1/2009
                                                     95,000              37.6%        $1.693    5/20/2009
Alain Beauregard............................         18,000               7.1%        $1.625     4/1/2009
Gary B. Godin...............................         35,000              13.9%        $1.313     2/8/2009
                                                      5,000               2.0%        $1.625     4/1/2009
George A. Fryburg(2)........................         10,000               4.0%        $1.625     4/1/2009
                                                     10,400               4.1%        $1.639    5/20/2009
Luc Many....................................         14,000               5.5%        $1.625     4/1/2009

------------------------

(1) On December 11, 1999, the Company terminated options granting Mr. Blodgett the right to purchase (i) 42,534 shares of the Company's Common Stock, originally granted on May 11, 1994 at an exercise price of $7.25 per share,
    (ii) 20,000 shares of the Company's Common Stock, originally granted on April 1, 1996 at an exercise price of $6.00 per share, (iii) 20,000 shares of the Company's Common Stock, originally granted on April 1, 1997 at an exercise price of $5.38 per share and (iv) 35,000 shares of the Company's Common Stock, originally granted on May 5, 1998 at an exercise price of $3.56 per share.

(2) On December 11, 1999, the Company terminated options granting Mr. Fryburg the right to purchase (i) 5,000 shares of the Company's Common Stock, originally granted on May 19, 1997 at an exercise price of $5.25 per share and (ii) 8,000 shares of the Company's Common Stock, originally granted on May 5, 1998 at an exercise price of $3.56 per share.

OPTION EXERCISES AND YEAR-END OPTION VALUES

    The table below sets forth the number of unexercised options held at December 31, 1999 and the value of the unexercised in-the-money options held as of such date for each of the Named Executive Officers.

                                                           NUMBER OF
                                                          SECURITIES
                                                    UNDERLYING UNEXERCISED           VALUE OF UNEXERCISED
                                                          OPTIONS AT                 IN-THE-MONEY OPTIONS
                                                        FISCAL YEAR-END               AT FISCAL YEAR-END
NAME                                              (EXERCISABLE/UNEXERCISABLE)   (EXERCISABLE/UNEXERCISABLE (1)
----                                              ---------------------------   ------------------------------
Mark W. Blodgett................................           -/160,000                         -/-
Alain Beauregard................................            -/18,000                         -/-
Gary B. Godin...................................            -/40,000                         -/-
George A. Fryburg...............................            -/28,400                         -/-
Luc Many........................................            -/14,000                         -/-

------------------------

(1) On December 31, 1999, the closing sale price of the Company's Common Stock on the Nasdaq Over the Counter Market was $1.3125 per share. None of the options outstanding on that date had an exercise price of less than $1.3125 per share.

TERMINATION OF OPTIONS

    As of May 1999, the exercise prices for options granted prior to January 1, 1999 to certain employees, including Mr. Blodgett and Mr. Fryburg, were significantly higher than the market price and had been for at least the prior twelve months. The Board of Directors determined that these outstanding options no longer provided an adequate means of aligning the interests of the optionees and the stockholders and that it would be in the best interests of the Company to issue additional options in order to restore the alignment of these interests and to retain the services of the optionees on behalf of the Company and encourage them to exert their maximum efforts on behalf of the Company. The Board restored this alignment by issuing options to these employees at exercise prices reflecting the fair market value of the Company's Common Stock on the dates of grant. On December 11, 1999, after reviewing various factors, the Board terminated the options granted prior to January 1, 1999 based on their belief that the options no longer served to incentivize the employees adequately. See "Compensation of Named Executive Officers and Directors--Option Grants in Last Fiscal Year."

TERMINATION OF EMPLOYMENT CHANGE IN RESPONSIBILITIES AND EMPLOYMENT CONTRACTS

    The Company has no plan or arrangement with respect to the compensation of its executive officers that would be payable upon the resignation, retirement or any other termination of any executive officer's employment with the Company or its subsidiaries or in connection with a change of control of the Company or any subsidiary of the Company or a change in the executive officer's responsibilities following a change in control, other than as described below. Under the 1996 Stock Option Plan, in the event of a change of control, as defined in that plan, the Board of Directors, in its discretion, may provide for substitution or adjustments of outstanding options granted under that plan, or may terminate all unexercised options granted under that plan with or without payment of cash consideration. In addition, certain options granted to outside Directors of the Company vest upon such a change of control.

    Alain Beauregard and the Company are party to an employment agreement dated May 13, 1998 providing for the employment of Mr. Beauregard as President and Chief Executive Officer of Lasiris, Inc. The initial term of the agreement is three years, with automatic one-year extensions thereafter. If the Company elects not to renew the agreement at any time, Mr. Beauregard will become entitled to receive a lump-sum payment equal to his annual salary then in effect. While employed by Lasiris, Mr. Beauregard is entitled to a salary, an annual bonus, all regular benefits provided to employees of Lasiris, Inc. and certain other benefits set forth in the agreement. If Mr. Beauregard is terminated without cause at any time, he will become entitled to a lump-sum severance payment equal to the greater of (a) his remaining salary under the term of the agreement and (b) his annualized salary in effect at the time of termination. Also upon such termination without cause, Mr. Beauregard is entitled to receive all regular medical and dental benefits then in effect for a period of one year following termination. Mr. Beauregard has also agreed to certain confidentiality and non-competition and non-solicitation provisions, which apply during the term of his employment and for a minimum of one year thereafter.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

FAMILY RELATIONSHIPS

    Mark W. Blodgett, Chairman of the Board of Directors and Chief Executive Officer of the Company, is the son of Lawrence W. Blodgett, a Director of the Company.

    In January 1999, Mark W. Blodgett loaned the Company $200,000. In exchange for the cancellation of this debt, the Company issued 123,077 shares of its Common Stock to Mr. Blodgett (such number of shares being determined based on the fair market value of the Common Stock on the date of the Loan).

    On February 11, 1999, Mark W. Blodgett guaranteed a loan of $3,500,000 made by Norwest Business Credit, Inc. to the Company. As compensation for the guarantee of indebtedness, the Company issued 100,908 shares of its Common Stock to Mr. Blodgett.

                   COMPLIANCE WITH 16(A) OF THE EXCHANGE ACT

    Section 16(a) of the Securities and Exchange Act of 1934, as amended, (the "Exchange Act") requires the Company's executive officers and Directors, and persons who are beneficial owners of more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, Directors and greater than 10% beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company, and written representations that no other reports were required, all
Section 16(a) filing requirements applicable to its executive officers, Directors and greater than 10% beneficial owners were satisfied.

ITEM 2--AMEND THE COMPANY'S AMENDED AND RESTATED ARTICLES OF ORGANIZATION TO CHANGE THE CORPORATE NAME

    We are proposing amending our Articles of Organization to change the corporate name of the Company to "StockerYale, Inc." to communicate more effectively our strategy and commitment to the photonics and illumination market.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AMENDMENT TO CHANGE THE CORPORATE NAME TO "STOCKERYALE, INC."

ITEM 3--AMEND THE COMPANY'S AMENDED AND RESTATED ARTICLES OF ORGANIZATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES

    The Board of Directors has recommended that the stockholders vote to amend the Company's Articles of Organization to increase the total number of shares of Common Stock authorized for issuance by the Company from 10,000,000 shares of Common Stock to 20,000,000 shares of Common Stock. The additional authorized shares will benefit the Company by providing flexibility to the Board of Directors without further action or authorization by stockholders (except as required by law), in responding to business needs and opportunities as they arise, and for other corporate purposes. These corporate purposes might include raising additional capital through a public offering or a private placement of Common Stock or other securities convertible into shares of Common Stock or issuing Common Stock in connection with the acquisition of business, technologies or other assets.

    The voting securities of the Company consist of its Common Stock, which is presently quoted on the Nasdaq Over the Counter Bulletin Board. As of April 12, the Company had 3,821,476 shares of Common Stock issued and outstanding and 10,000,000 shares of Common Stock authorized. In addition to its issued and outstanding Common Stock, the Company has reserved, in the aggregate, 1,459,349 shares of Common Stock for issuance upon exercise of outstanding options. Accordingly, of the 10,000,000 shares authorized, only 4,719,175 shares remain available for issuance.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS OF THE COMPANY VOTE "FOR" THE PROPOSAL TO AMEND THE ARTICLES OF ORGANIZATION OF THE COMPANY TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE FROM 10,000,000 SHARES OF COMMON STOCK TO 20,000,000 SHARES OF COMMON STOCK.

DESCRIPTION OF CAPITAL STOCK

    Holders of Common Stock are entitled to one vote for each share held of record on all matters submitted to a vote of stockholders. Accordingly, holders of a majority of the shares of Common Stock entitled to vote in any election of Directors of the Company may elect all of the Directors standing for election. Holders of Common Stock will be entitled to receive ratably any dividends if, as and when declared by the Board of Directors and upon dissolution, liquidation or winding-up of the Company, whether voluntary or involuntary, or any other distribution of assets of the Company among its stockholders for the purpose of winding up its affairs and to receive the remaining property and assets of the Company legally available for distribution to holders of Common Stock. Holders of Common Stock have no cumulative voting rights nor any pre-emptive, subscription, redemption or conversion rights. All outstanding shares of Common Stock are validly issued, fully paid and non-assessable.

ELIMINATION OF MONETARY LIABILITY FOR OFFICERS AND DIRECTORS

    The Company's Articles of Organization also incorporate certain provisions permitted under the Massachusetts General Laws relating to the liability of Directors. The provisions eliminate a Director's liability for monetary damages for a breach of fiduciary duty except in circumstances involving certain wrongful acts, such as the breach of a Director's duty of loyalty or acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or authorization of distributions in violation of the Articles of Organization or of loans to officers or Directors of the Company or any transaction from which the Director derived personal benefit. These provisions do not eliminate a Director's duty of care. Moreover, the provisions do not apply to claims against a Director for violations of certain laws, including federal securities laws. The Company's Articles of Organization and By-laws also contain provisions to indemnify Directors, officers, employees or other agents to the fullest extent permitted by the Massachusetts General Laws. The Company believes that these provisions will assist the Company in attracting or retaining qualified individuals to serve as Directors or officers.

INDEMNIFICATION OF OFFICERS AND DIRECTORS

    The Company's Articles of Organization also contain provisions to indemnify its Directors, officers, employees or other agents to the fullest extent permitted by the Massachusetts General Laws. These provisions may have the practical effect in certain cases of eliminating the ability of the stockholders to collect monetary damages from Directors. The Company believes that these provisions will assist the Company in attracting or retaining qualified individuals to serve as Directors or officers.

ITEM 4--APPROVAL OF THE 2000 EMPLOYEE STOCK PURCHASE PLAN

    In April 2000, the Board of Directors adopted the StockerYale, Inc. 2000 Employee Stock Purchase Plan (the "Stock Purchase Plan"), subject to stockholder approval, and reserved 100,000 shares of the Company's Common Stock for issuance thereunder. Under the Stock Purchase Plan, eligible employees may authorize the Company to deduct amounts from their compensation, which amounts are used to enable the employees to exercise options (each an "Option") to purchase shares of Common Stock of the Company. The purpose of the Stock Purchase Plan is to attract and retain key personnel, and encourage stock ownership by the Company's employees. The Stock Purchase Plan is an employee stock purchase plan under
Section 423 of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the "Code").

    The full text of the Stock Purchase Plan is set forth in Annex A to this Proxy Statement. The following description of the Stock Purchase Plan is qualified in its entirety by reference to the full text thereof.

    ADMINISTRATION; PARTICIPATION. The Stock Purchase Plan will be administered by the Administrator appointed by the Board of Directors. All employees who, prior to the first day of an Offering Period

(as defined below), are scheduled to work at least 20 hours per week and who have completed at least six months of employment are eligible to participate in the Stock Purchase Plan, unless after the grant of their option such employees would be treated as owning 5% or more of the voting power or value of the stock of the Company or any subsidiary (an "Eligible Employee"). The number of employees potentially eligible to participate in the Stock Purchase Plan is approximately 136 persons.

    An Eligible Employee may elect to become a participant (a "Participant") in the Stock Purchase Plan by delivering to the Company, at least 15 days prior to the beginning of an Offering Period, a form authorizing the Company to deduct an amount from his or her salary to exercise options. The aggregate amount which an employee may authorize the Company to deduct under the Company's Stock Purchase Plan is not less than 1% nor more than 10% of the employee's compensation. A Participant may suspend his or her contributions at any time.

    TERMS OF OPTIONS. The first stock option period (the "Initial Option Period") for which options may be granted shall commence on July 1, 2000 and end on December 31, 2000. Thereafter, the periods for which options may be granted shall be January 1 to June 30 and July 1 to December 31 of each year. Such periods, together with the Initial Offering Period, are each "Offering Periods." Each Participant will be granted an option on the first day of the Offering Period and such option will be deemed exercised if an Eligible Employee continues to be a Participant on the last day of the Offering Period. For each Offering Period, the maximum number of shares of Common Stock covered by an Option is that number having a fair market value of $12,500 on the first day of the Offering Period. The exercise price of an Option is 85% of the fair market value for the Common Stock (a) on the grant date or (b) at the time at which the option is deemed exercised, whichever is less.

    The Options are nontransferable, except in the case of death of the employee. If an employee dies, his or her beneficiary may withdraw the accumulated payroll deduction. If an employee ceases to be employed by the Company for any other reason, the Option held by him or her will be deemed canceled and any of his or her accumulated payroll deductions will be returned. A Participant may elect to discontinue participation at any time prior to the end of an Option Period and to have his or her accumulated payroll deduction refunded.

    SHARES SUBJECT TO THE STOCK PURCHASE PLAN. The number of shares that are reserved for issuance under the Stock Purchase Plan will be 100,000 shares of the Company's Common Stock, subject to adjustment for stock splits and similar events. The proceeds received by the Company from exercise under the Stock Purchase Plan will be used for the general purposes of the Company. Shares issued under the Stock Purchase Plan may be authorized but unissued or shares reacquired by the Company and held in its treasury.

    AMENDMENT AND TERMINATION. The Stock Purchase Plan shall remain in full force and effect until suspended or discontinued by the Board of Directors. The Board of Directors may at any time or times amend or revise the Stock Purchase Plan for any purpose which may at any time be permitted by law, or may at any time terminate the Stock Purchase Plan, provided that no amendment that is not approved by the Stockholders shall be effective if it would cause the Stock Purchase Plan to fail to satisfy the requirements of Rule 16b-3 (or any successor rule) of the Securities Exchange Act of 1934, as amended. No amendment of the Stock Purchase Plan may adversely affect the rights of any recipient of any option previously granted without such recipient's consent.

    EFFECTIVE DATE OF THE STOCK PURCHASE PLAN. The Stock Purchase Plan will become effective as of the date that it is approved by the Stockholders at the Meeting.

FEDERAL INCOME TAX CONSIDERATIONS

    Federal income tax is not imposed upon an employee in the year an option is granted or the year the shares are purchased pursuant to the exercise of the option granted under the Stock Purchase Plan.

Federal income tax generally is imposed upon an employee when he or she sells or otherwise disposes of the shares acquired pursuant to the Stock Purchase Plan. If an employee sells or disposes of the shares, more than two years from the grant date and more than one year from the exercise date, then Federal income tax assessed at ordinary rates will be imposed upon the amount by which the fair market value of the shares on the date of grant or disposition, whichever is less, exceeds the amount paid for the shares. In addition, the difference between the amount received by the employee at the time of sale and the employee's tax basis in the shares, (the amount paid on exercise of the option plus the amount recognized as ordinary income) will be recognized as a capital gain or loss. The Company will not be allowed a deduction under these circumstances for Federal income tax purposes. If the employee sells or disposes of the shares sooner than two years from the grant date or one year from the exercise date, then the difference between the fair market value on the last day of the Option Period and the amount paid for the shares) will be taxed as ordinary income, and the Company would be entitled to a deduction equal to that amount. In addition, the difference between the amount realized on the disposition and the Participant's basis in the shares (the amount paid on exercise of the option plus the ordinary income recognized as a result of the disposition) will be recognized as a capital gain or loss.

    The Board of Directors believe that adoption of the Stock Purchase Plan and the reservation of shares thereunder is important for the Company to attract and retain key employees and to be able to continue to offer them the opportunity to participate in the ownership and growth of the Company. Accordingly, the Board of Directors believe the Stock Purchase Plan is in the best interest of the Company and its stockholders and recommends that the Stockholders approve the Stock Purchase Plan and the reservation of 100,000 shares of Common Stock thereunder.

    It is the intention of the persons named as proxies to vote the shares to which the proxy relates to approve the Stock Purchase Plan, unless instructed to the contrary. The Stock Purchase Plan will not take effect unless it is approved by the affirmative vote of the holders of a majority of the shares of Common Stock represented and entitled to vote at the Annual Meeting.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE 2000 EMPLOYEE STOCK PURCHASE PLAN.

ITEM 5--APPROVAL OF THE STOCKERYALE 2000 STOCK OPTION AND INCENTIVE PLAN

    In April 2000, the Board of Directors voted to adopt the StockerYale, Inc. 2000 Stock Option and Incentive Plan (the "2000 Option Plan") effective as the date that it is approved by the stockholders at the meeting.

    The 2000 Option Plan would authorize the Company to issue up to 400,000 shares of common stock pursuant to various stock incentive awards under the 2000 Option Plan. No more than 100,000 shares of common stock will be available for grants in the form of restricted stock, unrestricted stock or performance share awards. The number of shares of common stock reserved for issuance under the 2000 Option Plan is subject to adjustment for stock splits, stock dividends and similar events.

    Section 162(m) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the "Code") generally would disallow a federal income tax deduction to the Company for compensation in excess of $1 million paid in any year to any of those executive officers included in the summary compensation table who are employed by the Company on the last day of the taxable year ("Covered Employees"). However, this limitation on compensation expense does not apply to payments of "performance-based compensation," the material terms of which have been approved by stockholders. To satisfy the requirements of
Section 162(m) of the Code, stock options and stock appreciation rights with respect to no more than 100,000 shares of common stock (subject to adjustment for stock splits and similar events) may be granted to any one individual during any one-calendar-year period.

    Based solely on the closing sale price of common stock as quoted on the Nasdaq Over the Counter Market on April 12, 2000 of $20.00 per share, the maximum aggregate market value of the 400,000 shares of common stock reserved for issuance under the 2000 Option Plan would be $8,000,000.

    The 2000 Option Plan will become effective only if Item 5 is approved by the stockholders.

REASONS FOR ADOPTION

    The Board of Directors believes that stock options and other stock-based awards play an important role in the success of the Company and that this role must increase if the Company is to continue to attract, motivate and retain the caliber of directors, officers and other employees necessary for its future growth and success. The Board of Directors believes that adopting the 2000 Option Plan will help us achieve our goals by keeping our incentive compensation program competitive with those of other companies.

SUMMARY OF THE 2000 OPTION PLAN

    The following description of material terms of the 2000 Option Plan is intended to be a summary only. This summary is qualified in its entirety by the full text of the 2000 Option Plan, which is attached to this proxy statement as Annex B.

    2000 OPTION PLAN ADMINISTRATION. The 2000 Option Plan provides for administration by the Board of Directors or a committee of not fewer than two Independent Directors (the "Administrator"), as appointed by the Board of Directors from time to time.

    The Administrator has full power to select, from among the employees eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the 2000 Option Plan. The Administrator may also adjust the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration material changes in accounting practices or principles, extraordinary dividends, acquisitions or dispositions of stock or property or any other event. The Administrator may permit common stock, and other amounts payable pursuant to an award, to be deferred. In such instances, the Administrator may permit interest, dividend or deemed dividends to be credited to the amount of deferrals.

    ELIGIBILITY AND LIMITATIONS ON GRANTS. All officers, employees and directors of the Company are eligible to participate in the 2000 Option Plan, subject to the discretion of the Administrator. In no event may any one participant receive Stock Options or Stock Appreciation Rights with respect to more than 100,000 shares of common stock (subject to adjustment for stock splits and similar events) during any one-calendar-year period, as stated above. In addition, as stated above, the maximum award of restricted stock, performance shares or deferred stock (or combination thereof) for any one individual that is intended to qualify as "performance-based compensation" under Section 162(m) of the Code will not exceed 100,000 shares of common stock (subject to adjustment for stock splits and similar events) for any performance cycle.

    STOCK OPTIONS. Options granted under the 2000 Option Plan may be either Incentive Stock Options ("Incentive Options") (within the definition of
Section 422 of the Code) or Non-Qualified Stock Options ("Non-Qualified Options"). Options granted under the 2000 Option Plan will be Non-Qualified Options if they (i) fail to meet such definition of Incentive Options, (ii) are granted to a person not eligible to receive Incentive Options under the Code, or
(iii) otherwise so provide. Incentive Options may be granted only to officers or other employees of the Company. Non-Qualified Options may be granted to persons eligible to receive Incentive Options and to non-employee directors and other key persons.

    OTHER OPTION TERMS. The Administrator has authority to determine the terms of options granted under the 2000 Option Plan. The option exercise price of each option will be determined y the Administrator but may not be less than 100% of the fair market value of the common stock on the date of grant in the case of Incentive Options, and may not be less than 85% of the fair market value on the date of grant in the case of Non-Qualified Options. The 2000 Option Plan provides that such fair market value will be determined by reference to market quotations.

    The term of each option will be fixed by the Administrator and may not exceed ten years from date of grant. The Administrator will determine at what time or times each option may be exercised and, subject to the provisions of the 2000 Option Plan, the period of time, if any, after retirement, death, disability or termination of employment during which options may be exercised. Options may be made exercisable in installments, and the exercisability of options may be accelerated by the Administrator. In general, unless otherwise permitted by the Administrator, no option granted under the 2000 Option Plan is transferable by the optionee other than by will or by the laws of descent and distribution, and options may be exercised during the optionee's lifetime only by the optionee, or by the optionee's legal representative or guardian in the case of the optionee's incapacity.

    Options granted under the 2000 Option Plan may be exercised for cash or, if permitted by the Administrator, by transfer to the Company (either actually or by attestation) of shares of common stock which are not then subject to restrictions under any company stock plan, which have been held by the optionee for at least six months or were purchased on the open market, and which have a fair market value equivalent to the option exercise price of the shares being purchased, or by compliance with certain provisions pursuant to which a securities broker delivers the purchase price for the shares to the Company.

    At the discretion of the Administrator, stock options granted under the 2000 Option Plan may include a "reload" feature pursuant to which an optionee exercising an option by the delivery of shares of common stock would automatically be granted an additional stock option (with an exercise price equal to the fair market value of the common stock on the date the additional stock option is granted) to purchase that number of shares of common stock equal to the number delivered to exercise the original stock option. The purpose of this feature is to enable participants to maintain any equity interest in the Company without dilution.

    To qualify as Incentive Options, options must meet additional Federal tax requirements, including a $100,000 limit on the value of shares subject to Incentive Options which first become exercisable in any one calendar year, and a shorter term and higher minimum exercise price in the case of certain large stockholders.

    STOCK OPTIONS GRANTED TO NON-EMPLOYEE DIRECTORS. The 2000 Option Plan provides for the automatic grant of Non-Qualified Options to non-employee directors. Each non-employee director who is serving as a director of the Company on the fifth business day after each annual meeting of stockholders, commencing with the annual meeting in 2000, will automatically be granted on such day a Non-Qualified Option to acquire 2,000 shares of common stock. Except as stated above, the exercise price of each such Non-Qualified Option is the fair market value of common stock on the date of grant. Each such Non-Qualified Option is exercisable with respect to all of the underlying shares on the second anniversary of the grant date. Such Non-Qualified Options will expire ten years from the date of grant. The Administrator may also make discretionary grants of Non-Qualified Options to non-employee directors.

    TAX WITHHOLDING. Participants under the 2000 Option Plan are responsible for the payment of any federal, state or local taxes which we are required by law to withhold upon any option exercise or vesting of other awards. Participants may elect to have the minimum tax withholding obligations satisfied either by authorizing us to withhold shares of common stock to be issued pursuant to an option exercise or other award, or by transferring to the Company shares of common stock having a value equal to the amount of such taxes.

    STOCK APPRECIATION RIGHTS. The Administrator may award a stock appreciation right "SAR" either as a freestanding award or in tandem with a stock option. Upon exercise of the SAR, the holder will be entitled to receive an amount equal to the excess of the fair market value on the date of exercise of one share of Common Stock over the exercise price per share specified in the related stock option (or, in the case of freestanding SAR, the price per share specified in such right, which price may not be less than 85% of the fair market value of the Common Stock on the date of grant) times the number of shares of Common Stock with respect to which the SAR is exercised. This amount may be paid in cash, Common Stock, or a combination thereof, as determined by The Administrator. If the SAR is granted in tandem with a stock option, exercise of the SAR cancels the related option to the extent of such exercise.

    RESTRICTED STOCK AWARDS. The Administrator may grant shares (at par value or for a higher purchase price determined by the Administrator) of common stock to any participant subject to such conditions and restrictions as the Administrator may determine. These conditions and restrictions may include the achievement of pre-established performance goals and/or continued employment with the Company through a specified vesting period. The vesting period shall be determined by the Administrator, and the purchase price, if any, of shares of restricted stock will be determined by the Administrator. If the applicable performance goals and other restrictions are not attained, the participant will forfeit his or her award of restricted stock.

    UNRESTRICTED STOCK AWARDS. The Administrator may also grant shares (at par value or for a higher purchase price determined by the Administrator) of common stock which are free from any restrictions under the 2000 Option Plan. Unrestricted stock may be granted to any participant in recognition of past services or other valid consideration, and may be issued in lieu of cash compensation due to such participant.

    DIVIDEND EQUIVALENT RIGHTS. The Administrator may grant dividend equivalent rights which entitle the recipient to receive credits for dividends that would be paid if the recipient had held specified shares of common stock. Dividend equivalent rights may be granted as a component of another award or as a freestanding award. Dividend equivalent rights credited under the 2000 Option Plan may be paid currently or be deemed to be reinvested in additional shares of common stock, which may thereafter accrue additional dividend equivalent rights at fair market value at the time of deemed reinvestment or on the terms then governing the reinvestment of dividends under our dividend reinvestment 2000 Option Plan, if any. Dividend equivalent rights may be settled in cash, shares of common stock or a combination thereof, in a single installment or installments, as specified in the award.

    DEFERRED STOCK AWARDS. The Administrator may also award phantom stock units as deferred stock awards to participants. The deferred stock awards are ultimately payable in the form of shares of common stock and may be subject to such conditions and restrictions as the Administrator may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with The Company through a specified vesting period. During the deferral period, subject to terms and conditions imposed by the Administrator, the deferred stock awards may be credited with dividend equivalent rights. Subject to the consent of the Administrator, a participant may make an advance election to receive a portion of his or her compensation or restricted stock award otherwise due in the form of a deferred stock award.

    PERFORMANCE SHARE AWARDS. The Administrator may grant performance share awards to any participant which entitle the recipient to receive shares of common stock upon the achievement of individual or company performance goals and such other conditions as the Administrator shall determine.

    CHANGE OF CONTROL PROVISIONS. The 2000 Option Plan provides that in the event of a "change of control" as defined in the 2000 Option Plan, all stock options and stock appreciation rights will automatically become fully exercisable. The restrictions and conditions on all other awards will automatically be deemed waived.

    ADJUSTMENTS FOR STOCK DIVIDENDS, MERGERS, ETC. The 2000 Option Plan authorizes the Administrator to make appropriate adjustments to the number of shares of common stock that are subject to the 2000 Option Plan and to any outstanding stock options to reflect stock dividends, stock splits and similar events. In the event of certain transactions, such as a merger, consolidation, dissolution or liquidation of the Company, the Board of Directors in its discretion may provide for appropriate substitutions or adjustments of outstanding stock options or awards. Alternatively, outstanding stock options and awards will automatically be fully exercisable.

    AMENDMENTS AND TERMINATION. The Board of Directors may at any time amend or discontinue the 2000 Option Plan and the Administrator may at any time amend or cancel any outstanding award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect the rights under any outstanding awards without the holder's consent. To the extent required by the Code to ensure that options granted under the amended and restated 2000 Option Plan qualify as Incentive Options or that compensation earned under stock options granted under the 2000 Option Plan qualify as performance-based compensation under the Code, 2000 Option Plan amendments shall be subject to approval by our stockholders.

NEW 2000 OPTION PLAN BENEFITS

    No grants have been made with respect to the shares of common stock reserved for issuance under the 2000 Option Plan. The number of shares of common stock that may be granted to executive officers and non-executive officers is indeterminable at this time, as such grants are subject to the discretion of the Administrator.

TAX ASPECTS UNDER THE U.S. INTERNAL REVENUE CODE

    The following is a summary of the principal federal income tax consequences of transactions under the 2000 Option Plan. It does not describe all federal tax consequences under the 2000 Option Plan, nor does it describe state or local tax consequences.

    INCENTIVE OPTIONS. No taxable income is generally realized by the optionee upon the grant or exercise of an Incentive Option. If shares of common stock issued to an optionee pursuant to the exercise of an Incentive Option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (i) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) there will be no deduction for the Company for federal income tax purposes. The exercise of an Incentive Option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

    If shares of common stock acquired upon the exercise of an Incentive Option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a "disqualifying disposition"), generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares of common stock at exercise (or, if less, the amount realized on a sale of such shares of common stock) over the option price thereof, and (ii) the Company will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the Incentive Option is paid by tendering shares of common stock.

    If an Incentive Option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a Non-Qualified Option. Generally, an Incentive Option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.

    NON-QUALIFIED OPTIONS. With respect to Non-Qualified Options under the 2000 Option Plan, no income is realized by the optionee at the time the option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares of common stock on the date of exercise, and the Company receives a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of common stock have been held. Special rules will apply where all or a portion of the exercise price of the Non-Qualified Option is paid by tendering shares of common stock.

    PARACHUTE PAYMENTS. The vesting of any portion of any option or other award that is accelerated due to the occurrence of a change of control may cause a portion of the payments with respect to such accelerated awards to be treated as "parachute payments" as defined in the Code. Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

    LIMITATION ON THE COMPANY' DEDUCTIONS. As a result of Section 162(m) of the Code, the Company's deduction for certain awards under the 2000 Option Plan may be limited to the extent that a Covered Employee receives compensation in excess of $1,000,000 in such taxable year of the Company (other than performance-based compensation that otherwise meets the requirements of Section 162(m) of the
Code).

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE STOCKERYALE 2000 STOCK OPTION AND INCENTIVE PLAN.

ITEM 6--APPOINTMENT OF AUDITOR

    Arthur Andersen LLP, Independent Public Accountants, and its predecessors have been the auditor of the Company for at least twenty-five years. Management of the Company proposes to appoint Arthur Andersen LLP as auditor of the Company until the next Annual Meeting of Stockholders.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS AUDITOR OF THE COMPANY UNTIL THE NEXT ANNUAL MEETING OF STOCKHOLDERS.

ITEM 7--OTHER MATTERS

    Management does not know of any other matters to come before the Meeting other than as set forth in the Notice of Special Meeting in Lieu of an Annual Meeting of Stockholders and this Proxy Statement. If other matters are presented, proxies will be voted in accordance with the best judgment of the proxy holder.

                   STOCKHOLDER PROPOSALS FOR ANNUAL MEETINGS

    For a proposal of a stockholder (including Director nominations) submitted pursuant to Exchange Act Rule 14a-8 to be included in the Company's proxy statement and form of proxy for the Company's 2001 Annual Meeting of Stockholders, it must be received at the principal offices of the Company on or before December 27, 2000. Such a proposal must also comply with the requirements as to form and substance established by the SEC for such a proposal to be included in the proxy statement. Proxies solicited by the Board of Directors will confer discretionary voting authority with respect to stockholder proposals, other than proposals to be considered for inclusion in the Company's proxy statement described above, that the Company receives at its principal offices after December 27, 2000. These proxies will also confer discretionary voting authority with respect to stockholder proposals, other than proposals to be considered for inclusion in the Company's proxy statement described above, that the Company receives on or before December 27, 2000, subject to SEC rules governing the exercise of this authority.

                         INDEPENDENT PUBLIC ACCOUNTANTS

    The Board of Directors engaged Arthur Andersen LLP, Independent Public Accountants, to serve as the Company's independent public accountants for the fiscal year ended December 31, 1999. A representative of Arthur Andersen LLP is expected to be present at the Meeting, will have an opportunity to make a statement if he or she desires to do so, and will be available to answer appropriate questions.

                            EXPENSE OF SOLICITATION

    The Company will bear the expense of this solicitation. It is expected that the solicitation will be made primarily by mail, but regular employees or representatives of the Company (none of whom shall receive any extra compensation for their activities) may also solicit proxies by telephone, telegraph and in person and arrange for intermediaries to send this Proxy Statement and form of proxy to their principals at the expense of the Company.

                              DIRECTORS' APPROVAL

    The contents of this Proxy Statement have been approved and its mailing has been authorized by the Directors of the Company.

                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        Gary B. Godin, Clerk

April 26, 2000

                                                                      APPENDIX A

                               STOCKERYALE, INC.
                       2000 EMPLOYEE STOCK PURCHASE PLAN

    The purpose of the StockerYale 2000 Employee Stock Purchase Plan ("the Plan") is to provide eligible employees of StockerYale, Inc., a Massachusetts corporation (the "Company"), and certain of its subsidiaries with opportunities to purchase shares of the Company's common stock, par value $.001 per share (the "Common Stock"). One hundred thousand (100,000) shares of Common Stock in the aggregate have been approved and reserved for this purpose. The Plan is intended to constitute an "employee stock purchase plan" within the meaning of
Section 423(b) of the Internal Revenue Code of 1986, as amended (the "Code"), and shall be interpreted in accordance with that intent.

1. ADMINISTRATION. The Plan will be administered by the person or persons (the "Administrator") appointed by the Company's Board of Directors (the "Board") for such purpose. The Administrator has authority to make rules and regulations for the administration of the Plan, and its interpretations and decisions with regard thereto shall be final and conclusive. No member of the Board or individual exercising administrative authority with respect to the Plan shall be liable for any action or determination made in good faith with respect to the Plan or any option granted hereunder.

2. OFFERINGS. The Company will make one or more offerings to eligible employees to purchase Common Stock under the Plan ("Offerings"). Unless otherwise determined by the Administrator, the initial Offering will begin on July 1, 2000 and will end on December 31, 2000 (the "Initial Offering"). Beginning on January 1, 2001, so long as the Plan is in operation, subsequent offerings shall begin on the first business day on or after each January 1 and July 1 (the "Offering Date") and shall end on the last business day prior to the six month anniversary of such Offering (the 6-month period being the "Offering Period"). The Administrator may, in its discretion, designate a different period for any Offering, provided that no Offering shall exceed 24 months in duration.

3. ELIGIBILITY. All employees of the Company (including employees who are also directors of the Company) and all employees of each Designated Subsidiary (as defined in Section 11) are eligible to participate in any one or more of the Offerings under the Plan, provided that they are customarily employed by the Company or a Designated Subsidiary for more than twenty (20) hours a week, they have completed at least six months of employment and they are employed by the Company prior to the first day of the relevant Offering Period.

4. PARTICIPATION. An employee on any Offering Date may participate in such Offering by submitting an enrollment form to his appropriate payroll location at least fifteen (15) business days before the Offering Date (or by such other deadline as shall be established for the Offering). The form will
    (a) authorize the purchase of Common Stock for him in each Offering in accordance with the terms of the Plan, (b) specify the exact name or names in which shares of Common Stock purchased for him are to be issued pursuant to Section 10 and (c), provide for a whole percentage to be deducted from his Compensation (as defined in Section 11). An employee who does not enroll in accordance with these procedures will be deemed to have waived his right to participate. Unless an employee files a new enrollment form or withdraws from the Plan his deductions will continue at the same percentage of Compensation for future Offerings, provided he remains eligible. Notwithstanding the foregoing, participation in the Plan will neither be permitted nor be denied contrary to the requirements of the Code.

5. EMPLOYEE CONTRIBUTIONS. No employee shall be eligible to contribute more than ten percent (10%) of his Compensation. In any year, each eligible employee may authorize payroll deductions, in whole percentages, at a minimum of one percent (1%) up to a maximum of ten percent (10%) of his Compensation for each pay period. The Company will maintain book accounts showing the amount of payroll deductions made by each participating employee for each Offering. No interest will accrue or be paid on payroll deductions.

6. DEDUCTION CHANGES. Except as may be determined by the Administrator in advance of an Offering, an employee may not increase or decrease his payroll deduction during any Offering. However, he may increase or decrease his payroll deduction with respect to the next Offering for which he is eligible to participate (subject to the limitations of Section 5) by filing a new enrollment form at least fifteen (15) business days before the next Offering Date (or by such other deadline as shall be established for the Offering). The Administrator may, in advance of any Offering, establish rules permitting an employee to increase, decrease or terminate his payroll deduction during an Offering.

7. WITHDRAWAL. An employee may withdraw from participation in the Plan by delivering a written notice of withdrawal to his appropriate payroll location. The employee's withdrawal will be effective as of the next business day. Following an employee's withdrawal, the Company will promptly refund to him his entire account balance under the Plan (after payment for any Common Stock purchased in previously completed Offerings before the effective date of withdrawal). Partial withdrawals are not permitted. The employee may not re-enroll in any Offering from which he has withdrawn, but may enroll in a subsequent Offering in accordance with Section 4.

8. GRANT OF OPTIONS. On each Offering Date, the Company will grant to each eligible employee who is then a participant in the Plan an option ("Option") to purchase, at the Option Price hereinafter provided for, (a) a number of shares of Common Stock which number shall not exceed the number of whole shares which is less than or equal to $12,500 divided by the closing price per share of Common Stock on the Offering Date, or (b) such other lesser maximum number of shares as shall have been established by the Administrator in advance of the Offering. The purchase price for each share purchased under such Option (the "Option Price") will be 85% of the Fair Market Value of the Common Stock on the Offering Date or the Exercise Date, whichever is less.

    Notwithstanding the foregoing, no employee may be granted an option hereunder if such employee, immediately after the option was granted, would be treated as owning stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any Parent or Subsidiary (as defined in Section 11). For purposes of the preceding sentence, the attribution rules of Section 424(d) of the Code shall apply in determining the stock ownership of an employee, and all stock which the employee has a contractual right to purchase shall be treated as stock owned by the employee. In addition, no employee may be granted an Option which permits his rights to purchase stock under the Plan, and any other employee stock purchase plan of the Company and its Parents and Subsidiaries, to accrue at a rate which exceeds $25,000 of the fair market value of such stock (determined on the option grant date or dates) for each calendar year in which the Option is outstanding at any time. The purpose of the limitation in the preceding sentence is to comply with Section 423(b)(8) of the Code.

9. EXERCISE OF OPTION AND PURCHASE OF SHARES. Each employee who continues to be a participant in the Plan shall be deemed to have exercised his Option on the last business day of the applicable Offering Period (the "Exercise Date"). Upon any exercise, the employee shall acquire from the Company such number of whole shares of Common Stock reserved for the purpose of the Plan as his accumulated payroll deductions on such Exercise Date will purchase at the Option Price, subject to any other limitations contained in the Plan. Any amount remaining in an employee's account at the end of an Offering Period solely by reason of the inability to purchase a fractional share will be carried forward to the next Offering; any other balance remaining in an employee's account at the end of an Offering will be refunded to the employee promptly.

10. ISSUANCE OF CERTIFICATES. Certificates representing shares of Common Stock purchased under the Plan may be issued only in the name of the employee, in the name of the employee and another person of legal age as joint tenants with rights of survivorship, or in the name of a broker authorized by the employee to be his, or their, nominee for such purpose.

11. DEFINITIONS.

    The term "Compensation" means the amount of base pay, overtime and commissions, each prior to salary reduction pursuant to either Section 125 or 401(k) of the Code, but excluding incentive or bonus awards, allowances and reimbursements for expenses such as relocation allowances or travel expenses, income or gains on the exercise of Company stock options, and similar items.

    The term "Designated Subsidiary" means any present or future Subsidiary (as defined below) that has been designated by the Board to participate in the Plan. The Board may so designate any Subsidiary, or revoke any such designation, at any time and from time to time, either before or after the Plan is approved by the stockholders.

    The term "Fair Market Value of the Common Stock" means (i) if the Common Stock is admitted to trading on a national securities exchange or the Nasdaq National Market, the closing price reported for the Common Stock on such exchange or system for such date or, if no sales were reported for such date, for the next preceding date for which a sale was reported, or (ii) if clause (i) does not apply but the Common Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or on the Nasdaq Over the Counter Market ("OTC"), the average of the highest bid and lowest asked prices reported or quoted for the Common Stock on NASDAQ or OTC, as the case may be, for such date or, if no bid and asked prices were reported for such date, for the next preceding date for which such prices were reported, or (iii) if neither clause (i) or (ii) is applicable, as determined in good faith by the Administrator.

    The term "Parent" means a "parent corporation" with respect to the Company, as defined in Section 424(e) of the Code.

    The term "Subsidiary" means a "subsidiary corporation" with respect to the Company, as defined in Section 424(f) of the Code.

12. RIGHTS ON TERMINATION OF EMPLOYMENT. If a participating employee's employment terminates for any reason before an Exercise Date for any Offering, no payroll deduction will be taken from any pay due and owing to the employee and the balance in his account will be paid to him or, in the case of his death, to his designated beneficiary as if he had withdrawn from the Plan under Section 7. An employee will be deemed to have terminated employment, for this purpose, if the corporation that employs him, having been a Designated Subsidiary, ceases to be a Subsidiary, or if the employee is transferred to any corporation other than the Company or a Designated Subsidiary.

13. SPECIAL RULES. Notwithstanding anything herein to the contrary, the Administrator may adopt special rules applicable to the employees of a particular Designated Subsidiary, whenever the Administrator determines that such rules are necessary or appropriate for the implementation of the Plan in a jurisdiction where such Designated Subsidiary has employees; provided that such rules are consistent with the requirements of Section 423(b) of the Code. Such special rules may include (by way of example, but not by way of limitation) the establishment of a method for employees of a given Designated Subsidiary to fund the purchase of shares other than by payroll deduction, if the payroll deduction method is prohibited by local law or is otherwise impracticable. Any special rules established pursuant to this
    Section 13 shall, to the extent possible, result in the employees subject to such rules having substantially the same rights as other participants in the Plan.

14. OPTIONEE NOT STOCKHOLDERS. Neither the granting of an Option to an employee nor the deductions from his pay shall constitute such employee a holder of the shares of Common Stock covered by an Option under the Plan until such shares have been purchased by and issued to him.

15. RIGHTS NOT TRANSFERABLE. Rights under the Plan are not transferable by a participating employee other than by will or the laws of descent and distribution, and are exercisable during the employee's lifetime only by the employee.

16. APPLICATION OF FUNDS. All funds received or held by the Company under the Plan may be combined with other corporate funds and may be used for any corporate purpose.

17. ADJUSTMENT IN CASE OF CHANGES AFFECTING COMMON STOCK. In the event of a subdivision of outstanding shares of Common Stock, or the payment of a dividend in Common Stock, the number of shares approved for the Plan, and the share limitation set forth in Section 8, shall be increased proportionately, and such other adjustment shall be made as may be deemed equitable by the Administrator. In the event of any other change affecting the Common Stock, such adjustment shall be made as may be deemed equitable by the Administrator to give proper effect to such event.

18. AMENDMENT OF THE PLAN. The Board may at any time, and from time to time, amend the Plan in any respect, except that without the approval, within twelve (12) months of such Board action, by the holders of a majority of the shares of stock of the Company present or represented and entitled to vote at a meeting of stockholders, no amendment shall be made increasing the number of shares approved for the Plan or making any other change that would require stockholder approval in order for the Plan, as amended, to qualify as an "employee stock purchase plan" under Section 423(b) of the Code.

19. INSUFFICIENT SHARES. If the total number of shares of Common Stock that would otherwise be purchased on any Exercise Date plus the number of shares purchased under previous Offerings under the Plan exceeds the maximum number of shares issuable under the Plan, the shares then available shall be apportioned among participants in proportion to the amount of payroll deductions accumulated on behalf of each participant that would otherwise be used to purchase Common Stock on such Exercise Date.

20. TERMINATION OF THE PLAN. The Plan may be terminated at any time by the Board. Upon termination of the Plan, all amounts in the accounts of participating employees shall be promptly refunded.

21. GOVERNMENTAL REGULATIONS. The Company's obligation to sell and deliver Common Stock under the Plan is subject to obtaining all governmental approvals required in connection with the authorization, issuance, or sale of such stock.

    The Plan shall be governed by Massachusetts law except to the extent that such law is preempted by federal law.

22. ISSUANCE OF SHARES. Shares may be issued upon exercise of an Option from authorized but unissued Common Stock, from shares held in the treasury of the Company, or from any other proper source.

23. TAX WITHHOLDING. Participation in the Plan is subject to any required tax withholding on income of the participant in connection with the Plan. Each employee agrees, by entering the Plan, that the Company and its Subsidiaries shall have the right to deduct any such taxes from any payment of any kind otherwise due to the employee, including shares issuable under the Plan.

24. NOTIFICATION UPON SALE OF SHARES. Each employee agrees, by entering the Plan, to give the Company prompt notice of any disposition of shares purchased under the Plan where such disposition occurs within two years after the date of grant of the Option pursuant to which such shares were purchased.

25. EFFECTIVE DATE AND APPROVAL OF SHAREHOLDERS. The Plan shall take effect upon adoption by the Board subject to the approval by the holders of a majority of the shares of stock of the Company present or represented and entitled to vote at a meeting of stockholders, which approval must occur within twelve
    (12) months of the adoption of the Plan by the Board.

                                                                      APPENDIX B

                               STOCKERYALE, INC.
                            ------------------------

                      2000 STOCK OPTION AND INCENTIVE PLAN

SECTION 1. GENERAL PURPOSE OF THE PLAN; DEFINITIONS

    The name of the plan is the StockerYale 2000 Stock Option and Incentive Plan (the "Plan"). The purpose of the Plan is to encourage and enable the officers, employees, Independent Directors and other key persons (including consultants) of StockerYale, Inc. (the "Company") and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company's welfare will assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company.

    The following terms shall be defined as set forth below:

    "ACT" means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

    "ADMINISTRATOR" is defined in Section 2(a).

    "AWARD" or "AWARDS," except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Deferred Stock Awards, Restricted Stock Awards, Unrestricted Stock Awards, Performance Share Awards and Dividend Equivalent Rights.

    "BOARD" means the Board of Directors of the Company.

    "CHANGE OF CONTROL" is defined in Section 17.

    "CODE" means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

    "COMMITTEE" means the Committee of the Board referred to in Section 2.

    "COVERED EMPLOYEE" means an employee who is a "Covered Employee" within the meaning of Section 162(m) of the Code.

    "DEFERRED STOCK AWARD" means Awards granted pursuant to Section 8.

    "DIVIDEND EQUIVALENT RIGHT" means Awards granted pursuant to Section 12.

    "EFFECTIVE DATE" means the date on which the Plan is approved by stockholders as set forth in Section 19.

    "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

    "FAIR MARKET VALUE" of the Stock on any given date means the fair market value of the Stock determined in good faith by the Administrator; provided, however, that if the Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), NASDAQ National System, NASDAQ Over the Counter Market or a national securities exchange, the determination shall be made by reference to market quotations. If there are no market quotations for such date, the determination shall be made by reference to the last date preceding such date for which there are market quotations.

    "INCENTIVE STOCK OPTION" means any Stock Option designated and qualified as an "incentive stock option" as defined in Section 422 of the Code.

    "INDEPENDENT DIRECTOR" means a member of the Board who is not also an employee of the Company or any Subsidiary.

    "NON-QUALIFIED STOCK OPTION" means any Stock Option that is not an Incentive Stock Option.

    "OPTION" or "STOCK OPTION" means any option to purchase shares of Stock granted pursuant to Section 5.

    "PERFORMANCE SHARE AWARD" means Awards granted pursuant to Section 10.

    "PERFORMANCE CYCLE" means one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more performance criteria will be measured for the purpose of determining a grantee's right to and the payment of a Performance Share Award, Restricted Stock Award or Deferred Stock Award.

    "RESTRICTED STOCK AWARD" means Awards granted pursuant to Section 7.

    "STOCK" means the Common Stock, par value $.001 per share, of the Company, subject to adjustments pursuant to Section 3.

    "STOCK APPRECIATION RIGHT" means any Award granted pursuant to Section 6.

    "SUBSIDIARY" means any corporation or other entity (other than the Company) in any unbroken chain of corporations or other entities beginning with the Company if each of the corporations or entities (other than the last corporation or entity in the unbroken chain) owns stock or other interests possessing
50 percent or more of the economic interest or the total combined voting power of all classes of stock or other interests in one of the other corporations or entities in the chain.

    "UNRESTRICTED STOCK AWARD" means any Award granted pursuant to Section 9.

SECTION 2. ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS

    (a) Committee. The Plan shall be administered by either the Board or a committee of not less than two Independent Directors (in either case, the "Administrator").

    (b) Powers of Administrator. The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

        (i) to select the individuals to whom Awards may from time to time be granted;

        (ii) to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Deferred Stock Awards, Unrestricted Stock Awards, Performance Share Awards and Dividend Equivalent Rights, or any combination of the foregoing, granted to any one or more grantees;

        (iii) to determine the number of shares of Stock to be covered by any Award;

        (iv) to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the form of written instruments evidencing the Awards;

        (v) to accelerate at any time the exercisability or vesting of all or any portion of any Award;

        (vi) subject to the provisions of Section 5(a)(ii), to extend at any time the period in which Stock Options may be exercised;

        (vii) to determine at any time whether, to what extent, and under what circumstances distribution or the receipt of Stock and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the grantee and whether and to what extent the Company shall pay or credit amounts constituting interest (at rates determined by the Administrator) or dividends or deemed dividends on such deferrals; and

        (viii) at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

    All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan grantees.

    (c) Delegation of Authority to Grant Awards. The Administrator, in its discretion, may delegate to the Chief Executive Officer of the Company all or part of the Administrator's authority and duties with respect to the granting of Awards at Fair Market Value, to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act or "covered employees" within the meaning of Section 162(m) of the Code. Any such delegation by the Administrator shall include a limitation as to the amount of Awards that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price of any Stock Option or Stock Appreciation Right, the conversion ratio or price of other Awards and the vesting criteria. The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator's delegate or delegates that were consistent with the terms of the Plan.

    (d) Indemnification. Neither the Board nor the Committee, nor any member of either or any delegatee thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Committee (and any delegatee thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys' fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors' and officers' liability insurance coverage which may be in effect from time to time.

SECTION 3. STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

    (a) Stock Issuable. The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 400,000 shares, subject to adjustment as provided in Section 3(b); provided that not more than 100,000 shares shall be issued in the form of Unrestricted Stock Awards, Restricted Stock Awards, or Performance Share Awards except to the extent such Awards are granted in lieu of cash compensation or fees. For purposes of this limitation, the shares of Stock underlying any Awards under this Plan or the Company's 1996 Stock Option and Incentive Plan which are forfeited, canceled, reacquired by the Company, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under this Plan. Subject to such overall limitation, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that Stock Options or Stock Appreciation Rights with respect to no more than 100,000 shares of Stock may be granted to any one individual grantee during any one calendar year period. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company and held in its treasury.

    (b) Changes in Stock. Subject to Section 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company's capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for a different number or kind of securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, including the maximum number of shares that may be issued in the form of Unrestricted Stock Awards, Restricted Stock Awards or Performance Share Awards, (ii) the number of Stock Options or Stock Appreciation Rights that can be granted to any one individual grantee and the maximum number of shares that may be granted under a Performance-based Award, (iii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iv) the repurchase price per share subject to each outstanding Restricted Stock Award, and (v) the price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options and Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.

    The Administrator may also adjust the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration material changes in accounting practices or principles, extraordinary dividends, acquisitions or dispositions of stock or property or any other event if it is determined by the Administrator that such adjustment is appropriate to avoid distortion in the operation of the Plan, provided that no such adjustment shall be made in the case of an Incentive Stock Option, without the consent of the grantee, if it would constitute a modification, extension or renewal of the Option within the meaning of Section 424(h) of the Code.

    (c) Mergers and Other Transactions. In the case of and subject to the consummation of (i) the dissolution or liquidation of the Company, (ii) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (iii) a merger, reorganization or consolidation in which the outstanding shares of Stock are converted into or exchanged for a different kind of securities of the successor entity and the holders of the Company's outstanding voting power immediately prior to such transaction do not own a majority of the outstanding voting power of the successor entity immediately upon completion of such transaction, or (iv) the sale of all of the Stock of the Company to an unrelated person or entity (in each case, a "Sale Event"), all Options and Stock Appreciation Rights that are not exercisable immediately prior to the effective time of the Sale Event shall become fully exercisable as of the effective time of the Sale Event and all other Awards with conditions and restrictions relating solely to the passage of time and continued employment shall become fully vested and nonforfeitable as of the effective time of the Sale Event, except as the Administrator may otherwise specify with respect to particular Awards. Upon the effective time of the Sale Event, the Plan and all outstanding Awards granted hereunder shall terminate, unless provision is made in connection with the Sale Event in the sole discretion of the parties thereto for the assumption or continuation of Awards theretofore granted by the successor entity, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree (after taking into account any acceleration hereunder). In the event of such termination, each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding Options and Stock Appreciation Rights held by such grantee, including those that will become exercisable upon the consummation of the Sale Event; provided, however, that the exercise of Options and Stock Appreciation Rights not exercisable prior to the Sale Event shall be subject to the consummation of the Sale Event.

    Notwithstanding anything to the contrary in this Section 3.2(c), in the event of a Sale Event pursuant to which holders of the Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the Sale Event, the Company shall have the right, but not the obligation, to make or provide for a cash payment to the grantees holding Options and Stock Appreciation Rights, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the value as determined by the Administrator of the consideration payable per share of Stock pursuant to the Sale Event (the "Sale Price") times the number of shares of Stock subject to outstanding Options and Stock Appreciation Rights (to the extent then exercisable at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options and Stock Appreciation Rights.

    (d) Substitute Awards. The Administrator may grant Awards under the Plan in substitution for stock and stock based awards held by employees, directors or other key persons of another corporation in connection with the merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Administrator may direct that the substitute awards be granted on such terms and conditions as the Administrator considers appropriate in the circumstances. Any substitute Awards granted under the Plan shall not count against the share limitation set forth in Section 3(a).

SECTION 4. ELIGIBILITY

    Grantees under the Plan will be such full or part-time officers and other employees, Independent Directors and key persons (including consultants and prospective employees) of the Company and its Subsidiaries as are selected from time to time by the Administrator in its sole discretion.

SECTION 5. STOCK OPTIONS

    Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.

    Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a "subsidiary corporation" within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

    No Incentive Stock Option shall be granted under the Plan after May 31,
2010.

    (a) Stock Options Granted to Employees and Key Persons. The Administrator in its discretion may grant Stock Options to eligible employees and key persons of the Company or any Subsidiary. Stock Options granted pursuant to this
Section 5(a) shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable. If the Administrator so determines, Stock Options may be granted in lieu of cash compensation at the optionee's election, subject to such terms and conditions as the Administrator may establish.

        (i) Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5(a) shall be determined by the Administrator at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant in the case of Incentive Stock Options, or 85 percent of the Fair Market Value on the date of grant, in the case of Non-Qualified Stock Options (other than options granted in lieu of cash compensation). If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation and an Incentive Stock Option is granted to such employee, the option price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the grant date.

        (ii) Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than 10 years after the date the Stock Option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation and an Incentive Stock Option is granted to such employee, the term of such Stock Option shall be no more than five years from the date of grant.

        (iii) Exercisability; Rights of a Stockholder. Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date. The Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

        (iv) Method of Exercise. Stock Options may be exercised in whole or in part, by giving written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods to the extent provided in the Option Award agreement:

           (A) In cash, by certified or bank check or other instrument acceptable to the Administrator;

           (B) Through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the optionee on the open market or that have been beneficially owned by the optionee for at least six months and are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date; or

           (C) By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure.

           (D) By the optionee delivering to the Company a promissory note if the Board has expressly authorized the loan of funds to the optionee for the purpose of enabling or assisting the optionee to effect the exercise of his Stock Option; provided that at least so much of the exercise price as represents the par value of the Stock shall be paid other than with a promissory note if otherwise required by state law.

       Payment instruments will be received subject to collection. The delivery of certificates representing the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Option Award agreement or applicable provisions of laws. In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of shares attested to.

        (v) Annual Limit on Incentive Stock Options. To the extent required for "incentive stock option" treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

    (b) Reload Options. At the discretion of the Administrator, Options granted under the Plan may include a "reload" feature pursuant to which an optionee exercising an option by the delivery of a number of shares of Stock in accordance with Section 5(a)(iv)(B) hereof would automatically be granted an additional Option (with an exercise price equal to the Fair Market Value of the Stock on the date the additional Option is granted and with such other terms as the Administrator may provide) to purchase that number of shares of Stock equal to the sum of (i) the number delivered to exercise the original Option and
(ii) the number withheld to satisfy tax liabilities, with an Option term equal to the remainder of the original Option term unless the Administrator otherwise determines in the Award agreement for the original Option grant.

    (c) Stock Options Granted to Independent Directors.

        (i) Automatic Grant of Options.

           (A) Each Independent Director who is serving as Director of the Company on the fifth business day after each annual meeting of shareholders, beginning with the 2000 annual meeting, shall automatically be granted on such day a Non-Qualified Stock Option to acquire 2,000 shares of Stock.

           (B) The exercise price per share for the Stock covered by a Stock Option granted under this Section 5(c) shall be equal to the Fair Market Value of the Stock on the date the Stock Option is granted.

           (C) The Administrator, in its discretion, may grant additional Non-Qualified Stock Options to Independent Directors. Any such grant may vary among individual Independent Directors.

           (D) Any automatic grant of Options to an Independent Director under this Section 5(c) shall be made in lieu of any automatic grant options to such Independent Director under the Company's 1996 Stock Option and Incentive Plan.

        (ii) Exercise; Termination.

           (A) Unless otherwise determined by the Administrator, an Option granted under Section 5(c) shall be exercisable after the second anniversary of the grant date. An Option issued under this Section 5(c) shall not be exercisable after the expiration of ten years from the date of grant.

           (B) Options granted under this Section 5(c) may be exercised only by written notice to the Company specifying the number of shares to be purchased. Payment of the full purchase price of the shares to be purchased may be made by one or more of the methods specified in
       Section 5(a)(iv). An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

    (d) Non-transferability of Options. No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee, or by the optionee's legal representative or guardian in the event of the optionee's incapacity. Notwithstanding the foregoing, the Administrator, in its sole discretion, may provide in the Award agreement regarding a given Option that the optionee may transfer his Non-Qualified Stock Options to members of his immediate family, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Option.

SECTION 6. STOCK APPRECIATION RIGHTS.

    (a) Nature of Stock Appreciation Rights. A Stock Appreciation Right is an Award entitling the recipient to receive an amount in cash or shares of Stock or a combination thereof having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price Stock Appreciation Right, which price shall not be less than 85 percent of the Fair Market Value of the Stock on the date of grant (or more than the option exercise price per share, if the Stock Appreciation Right was granted in tandem with a Stock Option) multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised, with the Administrator having the right to determine the form of payment.

    (b) Grant and Exercise of Stock Appreciation Rights. Stock Appreciation Rights may be granted by the Administrator in tandem with, or independently of, any Stock Option granted pursuant to Section 5 of the Plan. In the case of a Stock Appreciation Right granted in tandem with a

Non-Qualified Stock Option, such Stock Appreciation Right may be granted either at or after the time of the grant of such Option. In the case of a Stock Appreciation Right granted in tandem with an Incentive Stock Option, such Stock Appreciation Right may be granted only at the time of the grant of the Option.

    A Stock Appreciation Right or applicable portion thereof granted in tandem with a Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Option.

    (c) Terms and Conditions of Stock Appreciation Rights. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined from time to time by the Administrator, subject to the following:

        (i) Stock Appreciation Rights granted in tandem with Options shall be exercisable at such time or times and to the extent that the related Stock Options shall be exercisable.

        (ii) Upon exercise of a Stock Appreciation Right, the applicable portion of any related Option shall be surrendered.

        (iii) All Stock Appreciation Rights shall be exercisable during the grantee's lifetime only by the grantee or the grantee's legal representative.

SECTION 7. RESTRICTED STOCK AWARDS

    (a) Nature of Restricted Stock Awards. A Restricted Stock Award is an Award entitling the recipient to acquire, at such purchase price as determined by the Administrator, shares of Stock subject to such restrictions and conditions as the Administrator may determine at the time of grant ("Restricted Stock"). Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The grant of a Restricted Stock Award is contingent on the grantee executing the Restricted Stock Award agreement. The terms and conditions of each such agreement shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.

    (b) Rights as a Stockholder. Upon execution of a written instrument setting forth the Restricted Stock Award and payment of any applicable purchase price, a grantee shall have the rights of a stockholder with respect to the voting of the Restricted Stock, subject to such conditions contained in the written instrument evidencing the Restricted Stock Award. Unless the Administrator shall otherwise determine, certificates evidencing the Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in
Section 7(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company a stock power endorsed in blank.

    (c) Restrictions. Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award agreement. If a grantee's employment (or other service relationship) with the Company and its Subsidiaries terminates for any reason, the Company shall have the right to repurchase Restricted Stock that has not vested at the time of termination at its original purchase price, from the grantee or the grantee's legal representative.

    (d) Vesting of Restricted Stock. The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company's right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed "vested." Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to
Section 15 below, in writing after the Award agreement is issued, a grantee's rights in any shares of Restricted Stock that have not vested shall automatically terminate upon the grantee's termination of employment (or other service relationship) with the Company and its Subsidiaries and such shares shall be subject to the Company's right of repurchase as provided in Section 7(c) above.

    (e) Waiver, Deferral and Reinvestment of Dividends. The Restricted Stock Award agreement may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Stock.

SECTION 8. DEFERRED STOCK AWARDS

    (a) Nature of Deferred Stock Awards. A Deferred Stock Award is an Award of phantom stock units to a grantee, subject to restrictions and conditions as the Administrator may determine at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The grant of a Deferred Stock Award is contingent on the grantee executing the Deferred Stock Award agreement. The terms and conditions of each such agreement shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees. At the end of the deferral period, the Deferred Stock Award, to the extent vested, shall be paid to the grantee in the form of shares of Stock.

    (b) Election to Receive Deferred Stock Awards in Lieu of Compensation. The Administrator may, in its sole discretion, permit a grantee to elect to receive a portion of the cash compensation or Restricted Stock Award otherwise due to such grantee in the form of a Deferred Stock Award. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and in accordance with rules and procedures established by the Administrator. The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate.

    (c) Rights as a Stockholder. During the deferral period, a grantee shall have no rights as a stockholder; provided, however, that the grantee may be credited with Dividend Equivalent Rights with respect to the phantom stock units underlying his Deferred Stock Award, subject to such terms and conditions as the Administrator may determine.

    (d) Restrictions. A Deferred Stock Award may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of during the deferral period.

    (e) Termination. Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 15 below, in writing after the Award agreement is issued, a grantee's right in all Deferred Stock Awards that have not vested shall automatically terminate upon the grantee's termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

SECTION 9. UNRESTRICTED STOCK AWARDS

    Grant or Sale of Unrestricted Stock. The Administrator may, in its sole discretion, grant (or sell at par value or such higher purchase price determined by the Administrator) an Unrestricted Stock Award to any grantee pursuant to which such grantee may receive shares of Stock free of any restrictions ("Unrestricted Stock") under the Plan. Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.

SECTION 10. PERFORMANCE SHARE AWARDS

    (a) Nature of Performance Share Awards. A Performance Share Award is an Award entitling the recipient to acquire shares of Stock upon the attainment of specified performance goals. The Administrator may make Performance Share Awards independent of or in connection with the granting of any other Award under the Plan. The Administrator in its sole discretion shall determine whether and to whom Performance Share Awards shall be made, the performance goals, the periods during which performance is to be measured, and all other limitations and conditions.

    (b) Rights as a Stockholder. A grantee receiving a Performance Share Award shall have the rights of a stockholder only as to shares actually received by the grantee under the Plan and not with respect to shares subject to the Award but not actually received by the grantee. A grantee shall be entitled to receive a stock certificate evidencing the acquisition of shares of Stock under a Performance Share Award only upon satisfaction of all conditions specified in the Performance Share Award agreement (or in a performance plan adopted by the Administrator).

    (c) Termination. Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 15 below, in writing after the Award agreement is issued, a grantee's rights in all Performance Share Awards shall automatically terminate upon the grantee's termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

    (d) Acceleration, Waiver, Etc. At any time prior to the grantee's termination of employment (or other service relationship) by the Company and its Subsidiaries, the Administrator may in its sole discretion accelerate, waive or, subject to Section 15, amend any or all of the goals, restrictions or conditions applicable to a Performance Share Award.

SECTION 11. PERFORMANCE-BASED AWARDS TO COVERED EMPLOYEES

    Notwithstanding anything to the contrary contained herein, if any Restricted Stock Award, Deferred Stock Award or Performance Share Award granted to a Covered Employee is intended to qualify as "Performance-based Compensation" under Section 162(m) of the Code and the regulations promulgated thereunder (a "Performance-based Award"), such Award shall comply with the provisions set forth below:

    (a) Performance Criteria. The performance criteria used in performance goals governing Performance-based Awards granted to Covered Employees may include any or all of the following: (i) the Company's return on equity, assets, capital or investment, (ii) pre-tax or after-tax profit levels of the Company or any Subsidiary, a division, an operating unit or a business segment of the Company, or any combination of the foregoing; (iii) cash flow, funds from operations or similar measure; (iv) total shareholder return; (v) changes in the market price of the Stock; (vi) sales or market share; or (vii) earnings per share.

    (b) Grant of Performance-based Awards. With respect to each Performance-based Award granted to a Covered Employee, the Committee shall select, within the first 90 days of a Performance Cycle (or, if shorter, within the maximum period allowed under Section 162(m) of the Code) the performance criteria for such grant, and the achievement targets with respect to each performance criterion (including a threshold level of performance below which no amount will become payable with respect to such Award). Each Performance-based Award will specify the amount payable, or the formula for determining the amount payable, upon achievement of the various applicable performance targets. The performance criteria established by the Committee may be (but need not be) different for each Performance Cycle and different goals may be applicable to Performance-based Awards to different Covered Employees.

    (c) Payment of Performance-based Awards. Following the completion of a Performance Cycle, the Committee shall meet to review and certify in writing whether, and to what extent, the performance criteria for the Performance Cycle have been achieved and, if so, to also calculate and certify in writing the amount of the Performance-based Awards earned for the Performance Cycle. The Committee shall then determine the actual size of each Covered Employee's Performance-based Award, and, in doing so, may reduce or eliminate the amount of the Performance-based Award for a Covered Employee if, in its sole judgment, such reduction or elimination is appropriate.

    (d) Maximum Award Payable. The maximum Performance-based Award payable to any one Covered Employee under the Plan for a Performance Cycle is 100,000 Shares (subject to adjustment as provided in Section 3(b) hereof).

SECTION 12. DIVIDEND EQUIVALENT RIGHTS

    (a) Dividend Equivalent Rights. A Dividend Equivalent Right is an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the grantee. A Dividend Equivalent Right may be granted hereunder to any grantee as a component of another Award or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award agreement. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or installments. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other award. A Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other award.

    (b) Interest Equivalents. Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide in the grant for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.

    (c) Termination. Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 15 below, in writing after the Award agreement is issued, a grantee's rights in all Dividend Equivalent Rights or interest equivalents shall automatically terminate upon the grantee's termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

SECTION 13. TAX WITHHOLDING

    (a) Payment by Grantee. Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company's obligation to deliver stock certificates to any grantee is subject to and conditioned on tax obligations being satisfied by the grantee.

    (b) Payment in Stock. Subject to approval by the Administrator, a grantee may elect to have the minimum required tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, or (ii) transferring to the Company shares of Stock owned by the grantee with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due.

SECTION 14. TRANSFER, LEAVE OF ABSENCE, ETC.

    For purposes of the Plan, the following events shall not be deemed a termination of employment:

    (a) a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

    (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee's right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

SECTION 15. AMENDMENTS AND TERMINATION

    The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder's consent. If and to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code or to ensure that compensation earned under Awards qualifies as performance-based compensation under
Section 162(m) of the Code, if and to the extent intended to so qualify, Plan amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. Nothing in this Section 15 shall limit the Administrator's authority to take any action permitted pursuant to
Section 3(c).

SECTION 16. STATUS OF PLAN

    With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company's obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 17. CHANGE OF CONTROL PROVISIONS

    Upon the occurrence of a Change of Control as defined in this Section 17:

    (a) Except as otherwise provided in the applicable Award agreement, each outstanding Stock Option and Stock Appreciation Right shall automatically become fully exercisable.

    (b) Except as otherwise provided in the applicable Award Agreement, conditions and restrictions on each outstanding Restricted Stock Award, Deferred Stock Award and Performance Share Award which relate solely to the passage of time and continued employment will be removed. Performance or other conditions (other than conditions and restrictions relating solely to the passage of time and continued employment) will continue to apply unless otherwise provided in the applicable Award agreement.

    (c) "Change of Control" shall mean the occurrence of any one of the following events:

        (i) any "Person," as such term is used in Sections 13(d) and 14(d) of the Act (other than the Company, any of its Subsidiaries, or any trustee, fiduciary or other person or entity holding securities under any employee benefit plan or trust of the Company or any of its Subsidiaries), together with all "affiliates" and "associates" (as such terms are defined in Rule 12b-2 under the Act) of such person, shall become the "beneficial owner" (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company representing 25 percent or more of the combined voting power of the Company's then outstanding securities having the right to vote in an election of the Company's Board of Directors ("Voting Securities") (in such case other than as a result of an acquisition of securities directly from the Company); or

        (ii) persons who, as of the Effective Date, constitute the Company's Board of Directors (the "Incumbent Directors") cease for any reason, including, without limitation, as a result of a tender offer, proxy contest, merger or similar transaction, to constitute at least a majority of the Board, provided that any person becoming a director of the Company subsequent to the Effective Date shall be considered an Incumbent Director if such person's election was approved by or such person was nominated for election by either (A) a vote of at least a majority of the Incumbent Directors or (B) a vote of at least a majority of the Incumbent Directors who are members of a nominating committee comprised, in the majority, of Incumbent Directors; but provided further, that any such person whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of members of the Board of Directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board, including by reason of agreement intended to avoid or settle any such actual or threatened contest or solicitation, shall not be considered an Incumbent Director; or

        (iii) the approval by the stockholders of the Company of a consolidation, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Corporate Transaction") or if consummation of such Corporate Transaction is subject, at the time of such approval by stockholders, to the consent of any government or governmental agency, obtaining of such consent (either explicitly or implicitly by consummation); excluding, however, a Corporate Transaction in which the stockholders of the Company immediately prior to the Corporate Transaction, would, immediately after the Corporate Transaction, beneficially own (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, shares representing in the aggregate more than 80 percent of the voting shares of the corporation issuing cash or securities in the Corporate Transaction (or of its ultimate parent corporation, if any); or

        (iv) the approval by the stockholders of any plan or proposal for the liquidation or dissolution of the Company.

    Notwithstanding the foregoing, a "Change of Control" shall not be deemed to have occurred for purposes of the foregoing clause (i) solely as the result of an acquisition of securities by the Company which, by reducing the number of shares of Voting Securities outstanding, increases the proportionate number of shares of Voting Securities beneficially owned by any person to 25 percent or more of the combined voting power of all then outstanding Voting Securities; provided, however, that if any person referred to in this sentence shall thereafter become the beneficial owner of any additional shares of Voting Securities (other than pursuant to a stock split, stock dividend, or similar transaction or as a result of an acquisition of securities directly from the Company) and immediately thereafter beneficially owns 25 percent or more of the combined voting power of all then outstanding Voting Securities, then a "Change of Control" shall be deemed to have occurred for purposes of the foregoing clause (i).

SECTION 18. GENERAL PROVISIONS

    (a) No Distribution; Compliance with Legal Requirements. The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

    No shares of Stock shall be issued pursuant to an Award until all applicable securities law and other legal and stock exchange or similar requirements have been satisfied. The Administrator may require the placing of such stop-orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

    (b) Delivery of Stock Certificates. Stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee's last known address on file with the Company.

    (c) Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

    (d) Trading Policy Restrictions. Option exercises and other Awards under the Plan shall be subject to such Company's insider trading policy, as in effect from time to time.

    (e) Loans to Grantees. The Company shall have the authority to make loans to grantees of Awards hereunder (including to facilitate the purchase of shares) and shall further have the authority to issue shares for promissory notes hereunder.

    (f) Designation of Beneficiary. Each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee's death. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee's estate.

SECTION 19. EFFECTIVE DATE OF PLAN

    This Plan shall become effective upon approval by the holders of a majority of the votes cast at a meeting of stockholders at which a quorum is present. Subject to such approval by the stockholders and to the requirement that no Stock may be issued hereunder prior to such approval, Stock Options and other Awards may be granted hereunder on and after adoption of this Plan by the Board.

SECTION 20. GOVERNING LAW

    This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, applied without regard to conflict of law principles.

DATE APPROVED BY BOARD OF DIRECTORS:  [April   , 2000]

DATE APPROVED BY STOCKHOLDERS:  [To be Proposed for Approval at the May 30, 2000
                                Special Meeting in Lieu of Annual Meeting of
                                Stockholders]

                                      PROXY

                      STOCKER & YALE, INC. (THE "COMPANY")

        THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

    The undersigned stockholder of the Company hereby appoints MARK W. BLODGETT, a Director and Officer of the Company, and GARY B. GODIN, Clerk of the Company, and each of them singly, as proxy holder for and on behalf of the undersigned, with full power of substitution, to attend, act and vote all of the shares of Common Stock, par value $0.001 per share, held by the undersigned as of the close of business on April 12, 2000 for and on behalf of the undersigned as directed and permitted herein, in respect of all matters that may properly come before the Special Meeting in Lieu of an Annual Meeting of Stockholders of the Company (the "Meeting") to be held at 10:00 a.m., local time, at the offices of the Company located at 32 Hampshire Road, Salem, New Hampshire or at any adjournment or postponement thereof, to the same extent and with the same powers as if the undersigned were present at the meeting or any adjournment or postponement thereof.

    The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Special Meeting in Lieu of an Annual Meeting of Stockholders and the Proxy Statement with respect thereto and hereby revokes any proxy or proxies heretofore given. This proxy may be revoked at any time before it is exercised.

    Subject to the discretion of the Chairman of the Meeting, to be effective this proxy form must be received at Proxy Services, Boston EquiServe, PO Box 8379, Boston, MA 02205-8854 no later than 48 hours prior to the time of the meeting.

---------------                                                  ---------------
  SEE REVERSE      CONTINUED AND TO BE SIGNED ON REVERSE SIDE      SEE REVERSE
     SIDE                                                              SIDE
---------------                                                  ---------------

-------
        PLEASE MARK
   X    VOTES AS IN THIS
        EXAMPLE.
-------

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE PROPOSALS SET FORTH BELOW.

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED (i) FOR THE NOMINEES FOR DIRECTOR, (ii) FOR THE AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED ARTICLES OF ORGANIZATION TO CHANGE THE CORPORATE NAME TO "STOCKERYALE, INC.," (iii) FOR THE AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED ARTICLES OF ORGANIZATION TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE BY THE COMPANY FROM 10,000,000 SHARES OF COMMON STOCK TO 20,000,000, (iv) FOR THE APPROVAL OF THE COMPANY'S 2000 EMPLOYEE STOCK PURCHASE PLAN, (v) FOR THE APPROVAL OF THE COMPANY'S 2000 STOCK OPTION AND INCENTIVE PLAN, (vi) FOR THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS, AND THE PROXIES ARE EACH AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

1.  Election of Directors                                                                                 FOR    AGAINST    ABSTAIN
    NOMINEES:  Mark W. Blodgett, Alain Beauregard, Clifford L. Abbey,    2.  Amending the Articles of     ---     ---        ---
               Lawrence W. Blodgett, Steven E. Karol, John M. Nelson         Organization to change the
               and Herbert Cordt                                             corporate name to
                                                                             StockerYale, Inc.            ---     ---        ---

       FOR      ----                      ----      WITHHELD             3.  Amending the Articles of     ---     ---        ---
       ALL                                          FROM ALL                 Organization to increase the
    NOMINEES    ----                      ----      NOMINEES                 authorized shares from
                                                                             10,000,000 to 20,000,000.    ---     ---        ---

                                                                         4.  Approving the 2000           ---     ---        ---
----                                                                         Employee Stock Purchase
          _____________________________________________________              Plan.                        ---     ---        ---
----      For all nominees except as noted above

                                                                         5.  Approving the 2000           ---     ---        ---
                                                                             Stock Option and Incentive
                                                                             Plan.                        ---     ---        ---

                                                                         6.  Appointing Arthur Andersen   ---     ---        ---
                                                                             LLP as the Company's
                                                                             independent public           ---     ---        ---
                                                                             accountants.

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW          ----                7.  To vote with discretionary
                                                                             authority with respect to all
                                                     ----                    other matters which may come
                                                                             before the Meeting or any
                                                                             adjournment or postponement
                                                                             thereof.

                                                                             This proxy form is not valid
                                                                             unless it is signed and dated.
                                                                             If someone other than the
                                                                             registered stockholder of the
                                                                             Company signs this proxy on
                                                                             the stockholders behalf,
                                                                             authorizing documentation
                                                                             acceptable to the Chairman of
                                                                             the Meeting must be deposited
                                                                             with the proxy form.

                                                                             Note: Please sign exactly as
                                                                             your name appears hereon. When
                                                                             shares are held by joint
                                                                             tenants, both should sign.
                                                                             When signing as attorney,
                                                                             executor, administrator,
                                                                             trustee or guardian, please
                                                                             give full title as such. If a
                                                                             corporation, please sign in
                                                                             corporation name by President
                                                                             or other authorized officer.
                                                                             If a partnership, please sign
                                                                             in partnership name by an
                                                                             authorized person.

Signature:_______________  Date:_______  Signature:_______________  Date:_______